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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

GCI Liberty, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GCI LIBERTY, INC.

12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5900

May 21, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 annual meeting of stockholders of GCI Liberty, Inc. (GCI Liberty) to be held at 8:00 a.m., local time, on June 25, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5900.

At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.

Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.

Thank you for your cooperation and continued support and interest in GCI Liberty.

Very truly yours,

Gregory B. Maffei President and Chief Executive Officer

The proxy materials relating to the annual meeting will first be made available on or about May 24, 2018.

GCI LIBERTY, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on June 25, 2018

NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of GCI Liberty, Inc. (GCI Liberty) to be held at 8:00 a.m., local time, on June 25, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5900, to consider and vote on the following proposals:

1.	A proposal (which we refer to as the election of directors proposal) to elect John C. Malone, Gregory B. Maffei, Ronald A. Duncan, Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton to serve as members of our board in the classes indicated under "Proposal 1—The Election of Directors Proposal," until their respective successors are elected and qualified, for the applicable term prescribed in our restated certificate of incorporation, or their earlier resignation or removal;
2.	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018; and
3.	A proposal to adopt the GCI Liberty, Inc. 2018 Omnibus Incentive Plan (which we refer to as the incentive plan proposal).

You may also be asked to consider and vote on such other business as may properly come before the annual meeting.

Holders of record of our Series A common stock, par value $0.01 per share, Series B common stock, par value $0.01 per share, and Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on May 14, 2018, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting.

We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.

Our board of directors has unanimously approved each of the election of directors proposal, the auditors ratification proposal and the incentive plan proposal and recommends that you vote "FOR" the election of each director nominee and "FOR" each of the auditors ratification proposal and the incentive plan proposal.

Votes may be cast in person at the annual meeting or by proxy prior to the meeting by telephone, via the Internet, or by mail.

Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on June 25, 2018: our Notice of Annual Meeting of Stockholders, Proxy Statement, and 2017 Annual Report to Stockholders are available at www.envisionreports.com/GCIL.

YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.

By order of the board of directors,
Katherine C. Jewell Assistant Vice President and Secretary

Englewood, Colorado
May 21, 2018

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

PROXY STATEMENT SUMMARY

2018 ANNUAL MEETING OF STOCKHOLDERS

WHEN	ITEMS OF BUSINESS
8:00 a.m., local time, on June 25, 2018 WHERE The Corporate Offices of GCI Liberty 12300 Liberty Boulevard Englewood, Colorado 80112	1.

Election of directors proposal—To elect John C. Malone, Gregory B. Maffei, Ronald A. Duncan, Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton to serve as members of our board in the classes indicated under "Proposal 1—The Election of Directors Proposal," until their respective successors are elected and qualified, for the applicable term prescribed in our restated certificate of incorporation, or their earlier resignation or removal.

RECORD DATE 5:00 p.m., New York City time, on May 14, 2018	2.	Auditors ratification proposal—To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018.
	3.	Incentive plan proposal—To adopt the GCI Liberty, Inc. 2018 Omnibus Incentive Plan. Such other business as may properly come before the annual meeting.

WHO MAY VOTE Holders of shares of GLIBA, GLIBB and GLIBP
PROXY VOTING Stockholders of record on the record date are entitled to vote by proxy in the following ways:

By calling 1 (800) 652-8683 (toll free) in the United States or Canada	Online at www.envisionreports.com/GCIL	By returning a properly completed, signed and dated proxy card

ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS

Proposal	Voting Recommendation		Page Reference (for more detail)
Election of directors proposal	✓	FOR EACH NOMINEE	10

Auditors ratification proposal	✓	FOR	15

Incentive plan proposal	✓	FOR	17

GCI LIBERTY, INC.
a Delaware Corporation

12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5900

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement in connection with the board of directors' solicitation of proxies for use at our 2018 Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on June 25, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Boulevard, Englewood, Colorado 80112, or at any adjournment or postponement of the annual meeting. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (GLIBA), Series B common stock, par value $0.01 per share (GLIBB), and Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (GLIBP). We refer to GLIBA and GLIBB together with shares of our Series C common stock, par value $0.01 per share (none of which were issued or outstanding as of the record date) as our common stock. We refer to our common stock together with GLIBP as our capital stock.

On March 9, 2018, pursuant to the Agreement and Plan of Reorganization, dated as of April 4, 2017, by and among Qurate Retail, Inc., a Delaware corporation formerly known as Liberty Interactive Corporation (Qurate Retail), Liberty Interactive LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Qurate Retail (Liberty LLC), and GCI Liberty, Inc., an Alaska corporation (Old GCI Liberty), as amended (the GCI Reorganization Agreement), Qurate Retail acquired a controlling equity interest in Old GCI Liberty in exchange for certain assets and liabilities of Qurate Retail's Ventures Group (Ventures Group), which controlling equity interest Qurate Retail subsequently split-off to holders of its Series A and Series B Liberty Ventures common stock (the split-off) in full redemption thereof (such transactions together with the other transactions contemplated by the GCI Reorganization Agreement, the Transactions).

Following the Transactions, our company and Qurate Retail operate as separate, publicly traded companies, and neither has any stock ownership, beneficial or otherwise, in the other.

On March 22, 2018, Old GCI Liberty entered into an Agreement and Plan of Merger (as amended, the Reincorporation Merger Agreement) with GCI Liberty, which was then named "GCI Merger Sub, Inc." and was a direct, wholly owned subsidiary of Old GCI Liberty, providing for the merger of Old GCI Liberty with and into GCI Liberty (the Reincorporation Merger), with GCI Liberty continuing as the surviving corporation in the Reincorporation Merger and existing under the laws of the State of Delaware. Old GCI Liberty entered into the Reincorporation Merger Agreement for the limited purposes of changing Old GCI Liberty's state of incorporation from Alaska to Delaware and adopting a new certificate of incorporation and bylaws to account for certain differences in Delaware law as compared to Alaska law. On May 7, 2018, the shareholders of Old GCI Liberty approved the Reincorporation Merger Agreement at a special meeting, and the Reincorporation Merger was completed on May 10, 2018. Upon completion of the Reincorporation Merger, our company's name was changed from "GCI Merger Sub, Inc." to "GCI Liberty, Inc." and we continue to conduct the businesses and operations of Old GCI Liberty as they were previously conducted.

References to, and descriptions of, our company with respect to periods prior to May 10, 2018 relate to Old GCI Liberty, and references to, and descriptions of, our company with respect to periods after May 10, 2018 relate to GCI Liberty. Old GCI Liberty was named General Communication, Inc. prior to February 20, 2018.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  1

THE ANNUAL MEETING

ELECTRONIC DELIVERY

Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.computershare.com/investor. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Computershare, at (866) 367-6355 (outside the United States (781) 575-2879). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.

TIME, PLACE AND DATE

The annual meeting of stockholders is to be held at 8:00 a.m., local time, on June 25, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5900.

PURPOSE

At the annual meeting, you will be asked to consider and vote on each of the following:

  •
  the election of directors proposal, to elect John C. Malone, Gregory B. Maffei, Ronald A. Duncan, Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton to serve as members of our board in the classes indicated under "Proposal 1—The Election of Directors Proposal," until their respective successors are elected and qualified, for the applicable term prescribed in our certificate of incorporation, or their earlier resignation or removal;

  •
  the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018; and

  •
  the incentive plan proposal, to approve the GCI Liberty, Inc. 2018 Omnibus Incentive Plan.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.

QUORUM

In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our capital stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See "—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes" below.

WHO MAY VOTE

Holders of shares of GLIBA, GLIBB and GLIBP, as recorded in our stock register as of 5:00 p.m., New York City time, on May 14, 2018 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.

2   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

THE ANNUAL MEETING

VOTES REQUIRED

Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to the office.

Approval of each of the auditors ratification proposal and the incentive plan proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our capital stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

VOTES YOU HAVE

At the annual meeting, holders of shares of GLIBA will have one vote per share, holders of shares of GLIBB will have ten votes per share, and holders of shares of GLIBP will have one-third of one vote per share, in each case, that our records show are owned as of the record date.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our board of directors has unanimously approved each of the proposals and recommends that you vote "FOR" the election of each director nominee and "FOR" each of the auditors ratification proposal and the incentive plan proposal.

SHARES OUTSTANDING

As of the record date, an aggregate of approximately 104,554,000 shares of GLIBA, 4,449,000 shares of GLIBB and 7,251,000 shares of GLIBP were issued and outstanding and entitled to vote at the annual meeting.

NUMBER OF HOLDERS

There were, as of the record date, 1,917, 61 and 895 record holders of GLIBA, GLIBB and GLIBP, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).

VOTING PROCEDURES FOR RECORD HOLDERS

Holders of record of GLIBA, GLIBB and GLIBP as of the record date may vote in person at the annual meeting, by telephone or through the Internet. Alternatively, they may give a proxy by completing, signing, dating and returning the proxy card by mail. Instructions for voting by using the telephone or the Internet are printed on the proxy voting instructions attached to the proxy card. In order to vote through the Internet, holders should have their proxy cards available so they can input the required information from the proxy card, and log onto the Internet website address shown on the proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our capital stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.

YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.

If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted "FOR" the election of each director nominee and "FOR" each of the auditors ratification proposal and the incentive plan proposal.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  3

If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote "AGAINST" each of the other proposals.

If you do not submit a proxy or you do not vote in person at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).

VOTING PROCEDURES FOR SHARES HELD IN STREET NAME

General. If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients with respect to numerous matters, including, in our case, all of the proposals described in this proxy statement other than the auditors ratification proposal. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.

Effect of Broker Non-Votes. Broker non-votes are counted as shares of our capital stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of GLIBA, GLIBB or GLIBP or how to change your vote or revoke your proxy.

REVOKING A PROXY

If you submitted a proxy prior to the start of the annual meeting, you may change your vote by voting in person at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to GCI Liberty, Inc., Proxy Services, c/o Computershare Investor Services, P.O. Box 505008, Louisville, Kentucky 40233-9814. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 2:00 a.m., New York City time, on June 25, 2018.

Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

SOLICITATION OF PROXIES

We are soliciting proxies by means of our proxy statement and our annual report (together, the proxy materials) on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending paper proxy materials to you and getting your voting instructions.

If you have any further questions about voting or attending the annual meeting, please contact GCI Liberty Investor Relations at (833) 618-8602.

OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.

4   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning shares of our capital stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of each series of our capital stock. All of such information is based on publicly available filings, unless otherwise known to us from other sources.

Unless otherwise indicated, the security ownership information is given as of March 31, 2018 and, in the case of percentage ownership information, is based upon (1) 104,549,667 shares of GLIBA, (2) 4,455,208 shares of GLIBB and (3) 7,251,398 shares of GLIBP, in each case, outstanding on that date, assuming the conversion on a one-for-one basis of shares of Old GCI Liberty capital stock for shares of our capital stock pursuant to the Reincorporation Merger. The percentage voting power is presented in the table below on an aggregate basis for all shares of our capital stock. References in this section to GLIBA, GLIBB and GLIBP with respect to dates prior to the completion of the Reincorporation Merger on May 10, 2018 refer to Old GCI Liberty's Class A common stock, Class B common stock and Series A Cumulative Redeemable Preferred Stock, respectively. Fractional shares of Old GCI Liberty were rounded to the nearest share.

Name and Address of Beneficial Owner	Title of Series or Class	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)

John C. Malone	GLIBA	607,021	(1)	*	26.9
c/o GCI Liberty, Inc.	GLIBB	4,021,175	(1)	90.3
12300 Liberty Boulevard	GLIBP	10	(1)	*
Englewood, CO 80112

Gregory B. Maffei	GLIBA	1,807,099	(1)	1.7	5.5
c/o GCI Liberty, Inc.	GLIBB	689,396	(1)	14.1
12300 Liberty Boulevard	GLIBP	—		—
Englewood, CO 80112

Ronald A. Duncan	GLIBA	1,499,734	(1)	1.4	1.1
c/o GCI Liberty, Inc.	GLIBB	—		—
12300 Liberty Boulevard	GLIBP	476,107	(1)	6.6
Englewood, CO 80112

John W. Stanton and Theresa E. Gillespie	GLIBA	1,689,009	(2)	1.6	1.2
155 108th Avenue, N.E., Suite 400	GLIBB	—		—
Bellevue, WA 98004	GLIBP	536,193	(3)	7.4

The Vanguard Group	GLIBA	7,739,903	(4)	7.4	5.2
100 Vanguard Blvd.	GLIBB	—		—
Malvern, PA 19355	GLIBP	408,485	(4)	5.6

Black Rock, Inc.	GLIBA	5,877,605	(5)	5.6	4.0
40 East 52nd Street	GLIBB	—		—
New York, NY 10022	GLIBP	762,153	(5)	10.5

Dimensional Fund Advisors LP	GLIBA	2,214,734	(6)	2.1	1.6
Palisades West, Building One	GLIBB	5,186	(6)	*
6300 Bee Cave Road	GLIBP	414,060	(6)	5.7
Austin, TX 78746

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  5

Name and Address of Beneficial Owner	Title of Series or Class	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)

T. Rowe Price Associates, Inc.	GLIBA	7,298,786	(7)	7.0	4.8
100 E. Pratt Street	GLIBB	—		—
Baltimore, MD 21202	GLIBP	4,058	(7)	*

FPR Partners LLC	GLIBA	8,108,508	(8)	7.8	5.4
199 Fremont Street, Suite 2500	GLIBB	—		—
San Francisco, CA 94105	GLIBP	—		—

*
Less than one percent

(1)
Information with respect to shares of GCI Liberty capital stock beneficially owned by Mr. Malone, who is the Chairman of the Board and a director of GCI Liberty, Mr. Maffei, who is the President and Chief Executive Officer and a director of GCI Liberty, and Mr. Duncan, who is a director of GCI Liberty, is also set forth in "—Security Ownership of Management" below.

(2)
Based on Amendment No. 8 to the Report on Schedule 13D, filed March 12, 2018, by John W. Stanton and Theresa E. Gillespie (Stanton and Gillespie), which states that, with respect to GLIBA, Stanton and Gillespie have shared voting and shared dispositive power over 1,689,009 shares.

(3)
Based on the Report on Schedule 13D, filed March 12, 2018, by Stanton and Gillespie, which states that, with respect to GLIBP, Stanton and Gillespie have shared voting power over 536,193 shares and shared dispositive power over 536,193 shares.

(4)
Based on Form 13F, filed February 14, 2018, by The Vanguard Group (Vanguard), which states that, (i) with respect to Qurate Retail's Series A Liberty Ventures common stock, par value $0.01 per share (LVNTA), Vanguard has sole investment discretion over 6,406,801 shares, shared investment discretion over 46,374 shares, sole voting power over 42,197 shares and shared voting power over 10,297 shares, and (ii) with respect to Old GCI Liberty's Class A common stock, no par value, which traded on Nasdaq prior to February 22, 2018 (GNCMA), Vanguard has sole investment discretion over 1,991,800 shares, shared investment discretion over 50,625 shares, sole voting power over 50,725 shares and shared voting power over 2,100 shares. As a result of the Transactions (and based on the 13F), Vanguard has, (i) with respect to GLIBA, sole investment discretion over 7,661,635 shares, shared investment discretion over 78,268 shares, sole voting power over 74,154 shares and shared voting power over 11,620 shares, and (ii) with respect to GLIBP, sole investment discretion over 398,360 shares, shared investment discretion over 10,125 shares, sole voting power over 10,145 shares and shared voting power over 420 shares.

(5)
Based on Form 13F, filed February 9, 2018, by Black Rock, Inc. (Black Rock), which states that, (i) with respect to LVNTA, Black Rock has sole investment discretion over 3,476,822 shares and sole voting power over 3,176,752 shares and (ii) with respect to GNCMA, Black Rock has sole investment discretion over 3,810,767 shares and sole voting power over 3,752,553 shares. As a result of the Transactions (and based on the 13F), Black Rock has, (i) with respect to GLIBA, sole investment discretion over 5,877,605 shares and sole voting power over 5,540,860 shares, and (ii) with respect to GLIBP, sole investment discretion over 762,153 shares and sole voting power over 750,511 shares.

(6)
Based on Form 13F, filed February 12, 2018, by Dimensional Fund Advisors LP (Dimensional), which states that, (i) with respect to LVNTA, Dimensional has shared investment discretion over 910,444 shares and sole voting power over 852,839 shares, (ii) with respect to Qurate Retail's Series B Liberty Ventures common stock, par value $0.01 per share, Dimensional has sole investment discretion and sole voting power over 5,186 shares, and (iii) with respect to GNCMA, Dimensional has sole investment discretion over 2,070,302 shares and sole voting power over 1,974,747 shares. As a result of the Transactions, Dimensional has, (i) with respect to GLIBA, sole investment discretion over 1,304,290 shares, shared investment discretion over 910,444 shares and sole voting power over 2,096,930 shares, (ii) with respect to GLIBB, sole investment discretion and sole voting power over 5,186 shares and (iii) with respect to GLIBP, sole investment discretion over 414,060 shares and sole voting power over 394,949 shares.

(7)
Based on Form 13F, filed February 14, 2018, by T. Rowe Price Associates, Inc. (T. Rowe), which states, (i) with respect to LVNTA, T. Rowe has sole investment discretion over 7,286,003 shares and sole voting power over 1,501,862 shares and (ii) with respect to GNCMA, has sole investment discretion over 20,290 shares and sole voting power over 9,570 shares. As a result of the Transactions (and based on the 13F), T. Rowe has, (i) with respect to GLIBA, sole investment discretion over 7,298,786 shares and sole voting power over 1,507,891 shares, and (ii) with respect to GLIBP, sole investment discretion over 4,058 shares and sole voting power over 1,914 shares.

(8)
Based on Form 13F, filed February 14, 2018, by FPR Partners, LLC (FPR), which states that FPR has sole investment discretion and sole voting power over 8,108,508 LVNTA shares. As a result of the Transactions, FPR has sole investment discretion and sole voting power over 8,108,508 GLIBA shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information with respect to the ownership by each of GCI Liberty's current directors and executive officers, the Named Executive Officers (as defined herein) and by all of GCI Liberty's

6   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

current directors and executive officers as a group of shares of GLIBA, GLIBB, and GLIBP. The security ownership information with respect to the shares of our capital stock is given as of March 9, 2018 for the Named Executive Officers and as of March 31, 2018 for GCI Liberty's current directors and executive officers, and, in the case of percentage ownership information, is based upon (1) 104,549,667 shares of GLIBA, (2) 4,455,208 shares of GLIBB and (3) 7,251,398 shares of GLIBP, in each case, outstanding on that date, assuming the conversion on a one-for-one basis of shares of Old GCI Liberty capital stock for shares of our capital stock pursuant to the Reincorporation Merger. The percentage voting power is presented in the table below on an aggregate basis for all shares of our capital stock. References in this section to GLIBA, GLIBB and GLIBP with respect to dates prior to the consummation of the Reincorporation Merger on May 10, 2018 refer to Old GCI Liberty's Class A common stock, Class B common stock and Series A Cumulative Redeemable Preferred Stock, respectively. Fractional shares of Old GCI Liberty are rounded to the nearest share.

Shares of restricted stock that have been granted pursuant to GCI Liberty's incentive plans are included in the outstanding share numbers, for purposes of the table below. Shares of capital stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after March 31, 2018 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of GLIBB, though convertible on a one-for-one basis into shares of GLIBA, are reported as beneficial ownership of GLIBB only, and not as beneficial ownership of GLIBA. So far as is known, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.

The number of shares indicated as owned by the persons in the table includes interests in shares held by the Liberty Media 401(k) Savings Plan as of March 31, 2018. The shares held by the trustee of the Liberty Media 401(k) Savings Plan for the benefit of these persons are voted as directed by such persons.

Name	Title of Series or Class	Amount and Nature of Beneficial Ownership (in thousands)		Percent of Series (%)	Voting Power (%)

John C. Malone	GLIBA	607	(1)(2)	*	26.9
Chairman of the Board and	GLIBB	4,021	(1)(3)	90.3
Director	GLIBP	**		*

Gregory B. Maffei	GLIBA	1,807	(4)(5)(6)	1.7	5.5
President, Chief Executive	GLIBB	689	(5)	14.1
Officer and Director	GLIBP	—		—

Ronald A. Duncan	GLIBA	1,500	(7)	1.4	1.1
Director, President and	GLIBB	—		—
Chief Executive Officer,	GLIBP	476	(7)	6.6
GCI Holdings, LLC

Gregg L. Engles	GLIBA	—		—	—
Director	GLIBB	—		—
	GLIBP	—		—

Donne F. Fisher	GLIBA	57		*	*
Director	GLIBB	**		*
	GLIBP	8		*

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  7

Name	Title of Series or Class	Amount and Nature of Beneficial Ownership (in thousands)		Percent of Series (%)	Voting Power (%)

Richard R. Green	GLIBA	**	(8)	*	*
Director	GLIBB	—		—
	GLIBP	—		—

Sue Ann Hamilton	GLIBA	**		*	*
Director	GLIBB	—		—
	GLIBP	—		—

Richard N. Baer	GLIBA	18	(5)	*	*
Chief Legal Officer	GLIBB	—		—
	GLIBP	—		—

Mark D. Carleton	GLIBA	50	(5)	*	*
Chief Financial Officer	GLIBB	—		—
	GLIBP	—		—

Albert E. Rosenthaler	GLIBA	95	(4)(5)	*	*
Chief Corporate Development	GLIBB	—		—
Officer	GLIBP	—		—

Peter J. Pounds	GLIBA	118		*	*
Former Senior Vice President,	GLIBB	—		—
Chief Financial Officer and	GLIBP	37		*
Secretary of Old GCI Liberty

Martin E. Cary	GLIBA	97		*	*
Former Senior Vice President and	GLIBB	—		—
General Manager—Business of	GLIBP	31		*
Old GCI Liberty

Gregory E. Chapados	GLIBA	333	(9)	*	*
Former President and Chief	GLIBB	—		—
Operating Officer of Old GCI	GLIBP	106	(9)	*
Liberty

Tina M. Pidgeon	GLIBA	106		*	*
Former Senior Vice President,	GLIBB	—		—
Chief Compliance Officer,	GLIBP	34		*
General Counsel and
Governmental Affairs of
Old GCI Liberty

All directors and executive officers	GLIBA	4.134	(1)(2)(4)(5)(6)(7)(8)(9)	3.9	32.8
(as a group (10 persons))	GLIBB	4,711	(1)(3)(5)	96.2
	GLIBP	484	(7)(9)	6.7

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 79,243 GLIBA shares and 123,847 GLIBB shares held by Mrs. Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)
Includes (i) 410,146 GLIBA shares pledged to Fidelity Brokerage Services, LLC (Fidelity) in connection with a margin loan facility extended by Fidelity and (ii) 117,600 GLIBA shares pledged to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch) in connection with margin loan facilities extended by Merrill Lynch.

8   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3)
Includes 66,683 GLIBB shares held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone's adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(4)
Includes shares held in the Liberty Media 401(k) Savings Plan as follows:

GLIBA

Gregory B. Maffei	870
Albert E. Rosenthaler	1,845

Total	2,715

(5)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after March 31, 2018.

	GLIBA	GLIBB

Richard N. Baer	2,659	—
Mark D. Carleton	30,418	—
Gregory B. Maffei	873,998	443,001
Albert E. Rosenthaler	44,111	—

Total	951,186	443,001

(6)
Includes 574,210 GLIBA shares held by a grantor retained annuity trust.

(7)
Includes the following: (a) 1,833 shares of GLIBA and 582 shares of GLIBP allocated to Mr. Duncan under the Employee Stock Purchase Plan adopted by Old GCI Liberty in January 1987 (the GCI 401(k) Plan), formerly known as the Stock Purchase Plan; (b) 1,419,021 shares of GLIBA and 450,484 shares of GLIBP to which Mr. Duncan has a direct pecuniary interest (and for which 1,310,755 shares of GLIBA and 416,111 shares of GLIBP are pledged as security); (c) 12,600 shares of GLIBA and 4,000 shares of GLIBP held by Missy, LLC, which is 25% owned by Mr. Duncan, 25% owned by Dani Bowman, Mr. Duncan's wife, and 50% owned by a trust of which Mr. Duncan's daughter is the 50% beneficiary and for which Mr. Duncan is the General Manager and has voting and dispositive power; (d) 9,450 shares of GLIBA and 3,000 shares of GLIBP owned by the Neoma Lowndes Trust which Ms. Miller is a 50% beneficiary and for which Mr. Duncan is the trustee with sole voting and dispositive power and (e) 56,830 shares of GLIBA and 18,041 shares of GLIBP held by Dani Bowman, of which Mr. Duncan disclaims beneficial ownership. Does not include 40,195 shares of GLIBA and 12,760 shares of GLIBP held by Amanda Miller, with respect to which Mr. Duncan disclaims beneficial ownership (Ms. Miller is Mr. Duncan's daughter).

(8)
Includes 354 shares of GLIBA held by Dr. Green's spouse.

(9)
Includes 8,009 GLIBA shares and 2,543 GLIBP shares held under the GCI 401(k) Plan.

CHANGES IN CONTROL

We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  9

PROPOSALS OF OUR BOARD

The following proposals will be presented at the annual meeting by our board of directors.

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL

BOARD OF DIRECTORS

Our board of directors currently consists of seven directors. Our directors, whose terms will expire at the 2018 annual meeting, are John C. Malone, Gregory B. Maffei, Ronald A. Duncan, Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton. These directors are nominated for election to our board to serve as directors in the classes and for the terms described below, and we have been informed that each of these directors is willing to serve as a director of our company. If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.

The director nominees are being nominated for election to our board of directors to serve in the following classes, effective upon their respective election to our board of directors:

Class I John C. Malone Richard R. Green —	Class II Ronald A. Duncan Donne F. Fisher —	Class III Gregory B. Maffei Sue Ann Hamilton Gregg L. Engles

The term of office of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in 2019. The term of office of the Class II directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in 2020. The term of office of the Class III directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in 2021. Commencing with the election of directors at the 2019 annual meeting of our stockholders, at each annual meeting of our stockholders, the successors of that class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual meeting of our stockholders held in the third year following the year of their election. The directors of each class will hold office until the expiration of the term of such class and their respective successors are elected and qualified or until such director's earlier death, resignation or removal.

The following lists the nominees for election as directors at the annual meeting and includes as to each person how long such person has been a director of our company, such person's professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. The number of shares of our capital stock beneficially owned by each director is set forth in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management."

Nominees for Election as Class I Directors

John C. Malone

  •
  Age:  77

  •
  Chairman of the Board of our company.

  •
  Professional Background:  Mr. Malone has served as the Chairman of the Board of our company since March 2018. He served as Chairman of the Board of Qurate Retail, including its predecessor, from its inception in 1994 until March 2018 and served as Qurate Retail's Chief Executive Officer from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of Tele-Communications, Inc. (TCI)

10   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL

    from November 1996 until March 1999, when it was acquired by AT&T Corp., and as Chief Executive Officer of TCI from January 1994 to March 1997.

  •
  Other Public Company Directorships:  Mr. Malone has served as (i) Chairman of the Board of Liberty Media Corporation (Liberty Media) (including its predecessor) since August 2011 and as a director since December 2010, (ii) the Chairman of the Board of Liberty Broadband Corporation (Liberty Broadband) since November 2014, (iii) the Chairman of the Board of Liberty Global plc (LGP) since June 2013, having previously served as Chairman of the Board of Liberty Global, Inc. (LGI), LGP's predecessor, from June 2005 to June 2013, Chairman of the Board of LGI's predecessor, Liberty Media International, Inc. (LMI) from March 2004 to June 2005 and a director of UnitedGlobalCom, Inc., now a subsidiary of LGP, from January 2002 to June 2005, (iv) a director of Discovery, Inc. (Discovery), which was formerly known as Discovery Communications, Inc. (Discovery Communications), since September 2008, and a director of Discovery Communications' predecessor Discovery Holding Company (DHC), from May 2005 to September 2008 and as Chairman of the Board from March 2005 to September 2008, (v) a director of Charter Communications, Inc. (Charter) since May 2013, (vi) a director of Lions Gate Entertainment Corp. since March 2015, (vii) Chairman of the Board of Liberty Expedia Holdings, Inc. (Liberty Expedia) since November 2016, (viii) a director of Liberty Latin America Ltd. since December 2017 and (ix) a director of Qurate Retail (including its predecessor) since 1994 and served as Chairman of the Board of Qurate Retail (including its predecessor) from 1994 to March 2018. Previously, he served as (i) a director of Expedia, Inc. from December 2012 to December 2017, having previously served as a director from August 2005 to November 2012, (ii) the Chairman of the Board of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) from August 2014 to June 2015, (iii) a director of Sirius XM Holdings Inc. (Sirius XM) from April 2009 to May 2013, (iv) a director of Ascent Capital Group, Inc. from January 2010 to September 2012, (v) a director of Live Nation Entertainment, Inc. (Live Nation) from January 2010 to February 2011, (vi) Chairman of the Board of DIRECTV and its predecessors from February 2008 to June 2010 and (vii) a director of IAC/InterActive Corp from May 2006 to June 2010.

  •
  Board Membership Qualifications:  Mr. Malone, as President of TCI, co-founded Qurate Retail's former parent company and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Richard R. Green

  •
  Age:  80

  •
  A director of our company.

  •
  Professional Background:  Dr. Green has served as a director of our company since March 2018. For over 20 years, Dr. Green served as President and Chief Executive Officer of CableLabs® before retiring in December 2009. Prior to joining CableLabs®, he was a senior vice president at PBS from 1984 through 1988, and served as a director of CBS's Advanced Television Technology Laboratory from 1980 through 1983. Dr. Green is a Professor of Engineering and Director of the Center of Technology and Innovation at the University of Denver. He also serves as a director of Jones/NCTI, a Jones Knowledge Company, which is a workforce performance solutions company for individuals and broadband companies.

  •
  Other Public Company Directorships:  Dr. Green has served as a director of Liberty Broadband since November 2014 and a director of LGP and its predecessors since December 2008. He has also served as a director of Shaw Communications, Inc., a telecommunications company based in Canada, since 2010.

  •
  Board Membership Qualifications:  Dr. Green brings to our board his extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology for broadband communications services, which contributes to our company's evaluation of technological initiatives and challenges and strengthens the board's collective qualifications, skills and attributes.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  11

Nominees for Election as Class II Directors

Ronald A. Duncan

  •
  Age:  65

  •
  A director of our company.

  •
  Professional Background:  Mr. Duncan is a co-founder of our predecessor, Old GCI Liberty, and has served as a director on our board, including the board of our predecessor, since 1979. Mr. Duncan has served as the President and Chief Executive Officer of our subsidiary, GCI Holdings, LLC (GCI Holdings) since March 2018. Mr. Duncan served as Chief Executive Officer of our predecessor from January 1989 to March 2018 and as its President from January 1989 to August 2017.

  •
  Other Public Company Directorships:  None.

  •
  Board Membership Qualifications:  Mr. Duncan brings to our board significant financial and operational experience in the telecommunications industry as the co-founder of our predecessor and its former chief executive officer and President.

Donne F. Fisher

  •
  Age:  79

  •
  A director of our company.

  •
  Professional Background:  Mr. Fisher has served as a director of our company since March 2018, as a director of our predecessor from 1980 to December 2005 and as Chairman of the Board of our predecessor from June 2002 to December 2005. Mr. Fisher has served as President of Fisher Capital Partners, Ltd., a venture capital partnership, since December 1991. Mr. Fisher also served in various positions at TCI from 1968 to 1996 including as Executive Vice President of TCI from January 1994 to January 1996 and served as a consultant to TCI, including its successors AT&T Broadband LLC and Comcast Corporation, from 1996 to December 2005.

  •
  Other Public Company Directorships:  Mr. Fisher served as a director of Liberty Broadband from November 2014 to June 2015 and served as a director of Liberty Media (including its predecessor) from September 2011 to June 2015. Mr. Fisher served as a director of our predecessor from 1980 to December 2005, as a director of LMI from May 2004 to June 2005 and as a director of Qurate Retail from October 2001 to September 2011. Mr. Fisher was also Chairman of the Board of our predecessor from June 2002 to December 2005.

  •
  Board Membership Qualifications:  Mr. Fisher brings extensive industry experience to our board and a critical perspective on its business, having held several executive positions over many years with TCI, having previously served as a director of Qurate Retail, Liberty Media, Liberty Broadband and our predecessor. In addition, Mr. Fisher's financial expertise includes a focus on venture capital investment, which is different from the focus of our other board members and helpful to our board in formulating investment objectives and determining the growth potential of businesses both within our company and those that the board evaluates for investment purposes.

Nominees for Election as Class III Directors

Gregory B. Maffei

  •
  Age:  57

  •
  Chief Executive Officer, President and a director of our company.

  •
  Professional Background:  Mr. Maffei has served as a director and the President and Chief Executive Officer of our company since March 2018. He has served as the President and Chief Executive Officer of Liberty Media (including its predecessor) since May 2007, Liberty TripAdvisor since July 2013 and Liberty Broadband since June 2014. He has served as the Chairman of the Board of Qurate Retail (including its predecessor), since March 2018, and as a director of Qurate Retail (including its predecessor) since November 2005, and he served as the President and Chief Executive Officer of Qurate Retail (including

12   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL

    its predecessor) from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation (Oracle), Chairman, President and Chief Executive Officer of 360networks Corporation (360networks), and Chief Financial Officer of Microsoft Corporation (Microsoft).

  •
  Other Public Company Directorships:  Mr. Maffei has served as (i) a director of Liberty Media (including its predecessor) since May 2007, (ii) a director of Liberty TripAdvisor since July 2013 and as its Chairman of the Board since June 2015, (iii) a director of Liberty Broadband since June 2014 and (iv) Chairman of the Board of Qurate Retail since March 2018 and a director of Qurate Retail (including its predecessor) since November 2005. He has served as (i) the Chairman of the Board of Sirius XM since April 2013 and as a director since March 2009, (ii) the Chairman of the Board of Live Nation since March 2013 and as a director since February 2011, (iii) the Chairman of the Board of TripAdvisor, Inc. since February 2013, (iv) a director of Charter since May 2013, (v) a director of Zillow Group, Inc. since February 2015, having previously served as a director of its predecessor, Zillow, Inc., from May 2005 to February 2015 and (vi) the Chairman of the Board of Pandora Media, Inc. since September 2017. Mr. Maffei served as (i) Chairman of the Board of Starz from January 2013 until its acquisition by Lions Gate Entertainment Corp. in December 2016, (ii) a director of Barnes & Noble, Inc. from September 2011 to April 2014, (iii) a director of Electronic Arts, Inc. from June 2003 to July 2013 and (iv) a director of DIRECTV and its predecessors from February 2008 to June 2010.

  •
  Board Membership Qualifications:  Mr. Maffei brings to our board significant financial and operational experience based on his current senior policy making positions at our company, Liberty Media, Qurate Retail, Liberty TripAdvisor, and Liberty Broadband and his previous executive positions at Oracle, 360networks and Microsoft. In addition, Mr. Maffei has extensive public company board experience. He provides our board with an executive leadership perspective on the strategic planning for, and operations and management of, large public companies and risk management principles.

Sue Ann Hamilton

  •
  Age:  57

  •
  A director of our company.

  •
  Professional Background:  As Principal of the consultancy Hamilton Media LLC (Hamilton Media), Ms. Hamilton advises and represents major media and technology companies. In this role, she serves as Executive Vice President—Distribution and Business Development for AXS TV LLC, a partnership between founder Mark Cuban, AEG, Ryan Seacrest Media, Creative Artists Agency and CBS, and she represents The Mark Cuban Companies/Radical Ventures as board observer for Philo, Inc., a privately held technology company. Prior to launching Hamilton Media, from 2003 until 2007, she served as Executive Vice President—Programming and Senior Vice President—Programming for Charter, the cable and internet service provider. Before her work at Charter, she held numerous management positions at AT&T Broadband LLC and its predecessor, TCI, dating back to 1993. Prior to her career in technology, media, and telecommunications, she was a partner at Chicago-based law firm Kirkland & Ellis, specializing in complex commercial transactions. She received her J.D. degree from Stanford Law School, where she was Associate Managing Editor of the Stanford Law Review and Editor of the Stanford Journal of International Law. She is a magna cum laude graduate of Carleton College in Northfield, Minnesota.

  •
  Other Public Company Directorships:  Ms. Hamilton has served as a director of FTD since December 2014.

  •
  Board Membership Qualifications:  As a result of her extensive management experience, Ms. Hamilton brings to our board significant leadership, oversight and consulting skills, as well as experience in the media, technology and legal fields.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  13

Gregg L. Engles

  •
  Age:  60

  •
  A director of our company.

  •
  Professional Background:  Mr. Engles has served as a director of our company since March 2018. He has served as a partner of Capitol Peak Partners since he founded it in August 2017. He previously served as (i) Chairman of the Board and Chief Executive Officer of The WhiteWave Foods Company (WhiteWave) from October 2012 until its acquisition by Danone in April 2017 and (ii) Chief Executive Officer of Dean Foods Company, WhiteWave's former parent company, from April 1996 until WhiteWave's initial public offering in October 2012.

  •
  Other Public Company Directorships:  Mr. Engles has served as a director of Liberty Expedia since November 2016. Mr. Engles previously served as a director and Chairman of the Board of Dean Foods Company from April 1996 to July 2013, except when he served as its Vice-Chairman from January 2002 to May 2002. He also served as a director of Treehouse Foods, Inc. from June 2005 to May 2008.

  •
  Board Membership Qualifications:  Mr. Engles offers our board significant operational experience gained through his senior leadership positions at WhiteWave and other large public companies. He provides our board with executive leadership perspective on the operations and management of public companies, which will assist our board in evaluating strategic opportunities.

VOTE AND RECOMMENDATION

A plurality of the combined voting power of the outstanding shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of John C. Malone, Gregory B. Maffei, Ronald A. Duncan, Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton as a member of our board of directors.

Our board of directors unanimously recommends a vote "FOR" the election of each nominee to our board of directors.

14   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL

We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018.

Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2018.

A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.

CHANGE IN INDEPENDENT AUDITORS

Grant Thornton LLP (GT) was Old GCI Liberty's independent registered public accounting firm for the fiscal year ended December 31, 2017. On March 9, 2018, GT was replaced as our independent registered public accounting firm by KPMG LLP. The replacement of GT and approval of the appointment of KPMG LLP as our independent registered public accounting firm was approved by the audit committee of our board of directors on March 9, 2018 in connection with the closing of the Transactions and on May 11, 2018 following the completion of the Reincorporation Merger. For accounting purposes, the Transactions are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, which will be audited by KPMG LLP for the fiscal years ended December 31, 2015, 2016 and 2017, have become our historical financial statements.

GT's audit report on Old GCI Liberty's financial statements for the fiscal years ended December 31, 2016 and 2017, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to audit scope or accounting principles. During the fiscal years ended December 31, 2016 and 2017, (a) there were no "disagreements" (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to GT's satisfaction, would have caused GT to make reference in connection with GT's opinion to the subject matter of the disagreement; and (b) there were no "reportable events" as the term is described in Item 304(a)(1)(v) of Regulation S-K.

We provided GT with a copy of the disclosures made in a Current Report on Form 8-K filed with the SEC on March 14, 2018 and requested that GT furnish us with a letter addressed to the Securities and Exchange Commission (SEC) stating whether they agree with the above statements. The letter is filed as Exhibit 16.1 to that Current Report on Form 8-K.

During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this proxy statement, neither we nor anyone on our behalf has previously consulted with KPMG LLP regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that KPMG LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

A representative of GT is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  15

AUDIT FEES AND ALL OTHER FEES

The following table presents fees for professional audit services rendered by GT for the audit of Old GCI Liberty's consolidated financial statements for 2017 and 2016 and fees billed for other services rendered by GT.

	2017	2016

Audit fees(1)	$1,435,101	1,406,817
Audit related fees(2)	134,750	28,875

Audit and audit related fees	1,569,851	1,435,692
Tax fees(3)	124,693	148,397

Total fees	$1,694,544	1,584,089

(1)
Consists of fees for Old GCI Liberty's annual financial statement audit, quarterly financial statement reviews, reviews of other filings by the company with the SEC, audit of Old GCI Liberty's internal control over financial reporting and for services that are normally provided by an auditor in connection with statutory and regulatory filings or engagements.

(2)
Consists of fees for Form S-4 filings and the audit of the GCI 401(k) Plan and review of the related annual report on Form 11-K filed with the SEC.

(3)
Consists of fees for review of Old GCI Liberty's state and federal income tax returns and consultation on various tax advice and tax planning matters.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

All services provided by our independent auditor during 2017 were approved in accordance with the terms of Old GCI Liberty's pre-approval policy that was in place during 2017, which provided as follows:

  •
  all audit services provided by our external accountant had to be pre-approved by our audit committee; and

  •
  with respect to non-audit services, the audit committee could choose any of the following options for approving such services (i) the full audit committee could consider each non-audit service, (ii) the audit committee could designate one of its members to approve a non-audit service, with that member reporting approvals to the full committee, or (iii) the audit committee could pre-approve categories of non-audit services, and if this option was chosen, the categories had to be specific enough to ensure both of the following (x) the audit committee knew exactly what it was approving and could determine the effect of such approval on auditor independence and (y) management would not find it necessary to decide whether a specific service fell within a category of pre-approved non-audit service.

VOTE AND RECOMMENDATION

The affirmative vote of a majority of the combined voting power of the outstanding shares of our capital stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.

Our board of directors unanimously recommends a vote "FOR" the auditors ratification proposal.

16   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

PROPOSAL 3—INCENTIVE PLAN PROPOSAL

The following is a description of the material provisions of the GCI Liberty, Inc. 2018 Omnibus Incentive Plan (the 2018 incentive plan). The summary that follows is not intended to be complete, and we refer you to the copy of the 2018 incentive plan set forth as Annex A to this proxy statement for a complete statement of its terms and provisions.

KEY FEATURES OF THE 2018 INCENTIVE PLAN
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  No Discounted Options or SARs.  Stock options and stock appreciation rights (SARs) may not be granted with an exercise price below fair market value.

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  Dividend Equivalents.  Only an award of restricted stock units (RSUs) may include dividend equivalents. With respect to a performance-based award, dividend equivalents may only be paid to the extent the underlying award is actually paid.

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  Limited Terms for Options and SARs.  The term for stock options and SARs granted under the 2018 incentive plan is limited to ten years.

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  No Transferability.  Awards generally may not be transferred, except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order, unless otherwise provided for in an award agreement.

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  Award Limitations.  In any calendar year, no employee or independent contractor may be granted awards relating to more than 1.5 million shares of our common stock or cash awards in excess of $10 million and no nonemployee director may be granted awards having a value that would be in excess of $3 million on the date of grant.

GCI LIBERTY, INC. 2018 OMNIBUS INCENTIVE PLAN

Our board determined to adopt the 2018 incentive plan in connection with the Transactions. If the 2018 incentive plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the General Communication, Inc. Amended and Restated 1986 Stock Option Plan (Stock Option Plan). In addition, only the eight million shares reserved under the 2018 incentive plan (as described below) will be available for grant. The 2018 incentive plan is structured as an omnibus plan under which awards may be made to our company's officers, employees, independent contractors and nonemployee directors and employees of Liberty Media or Qurate Retail providing services to us. A summary of certain terms of the 2018 incentive plan is set forth below.

The 2018 incentive plan is administered by the compensation committee of our board of directors, other than awards granted to nonemployee directors which may be administered by our full board of directors or the compensation committee. The 2018 incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or Qurate Retail providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. The 2018 incentive plan is also intended to (1) attract persons of exceptional ability to become our officers and employees, and (2) induce directors, independent contractors and employees of Liberty Media or Qurate Retail providing services to us to provide services to us. Such persons will be eligible to participate in and may be granted awards under the 2018 incentive plan. The number of individuals who will receive awards under the 2018 incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year and exceptional or extraordinary performance. Although we cannot predict the number of future award recipients, we estimate that there will be approximately four nonemployee directors of our company and 500 employees of our company (including employees of GCI Holdings and its subsidiaries) who will be eligible to receive awards under the 2018 incentive plan. We do not currently anticipate granting any awards under the 2018 incentive plan to independent contractors of our company. For the avoidance of doubt, employees and

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nonemployee directors of any of our affiliates may not participate in the 2018 incentive plan based solely upon their status at any such affiliate.

Under the 2018 incentive plan, the compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing (as used in this description of the 2018 incentive plan, collectively, awards). The maximum number of shares of our common stock with respect to which awards may be granted under the 2018 incentive plan is 8 million shares, subject to anti-dilution and other adjustment provisions of the 2018 incentive plan. With limited exceptions, no employee or independent contractor will be granted in any calendar year awards under the 2018 incentive plan covering more than 1.5 million shares of our common stock, subject to anti-dilution and other adjustment provisions of the 2018 incentive plan. In addition, no employee or independent contractor may receive payment for cash awards during any calendar year aggregating in excess of $10 million. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of $3 million.

Shares of our common stock issuable pursuant to awards made under the 2018 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market. Shares of our common stock that are subject to (i) any award granted under the 2018 incentive plan that expires, terminates or is cancelled or annulled for any reason without having been exercised, (ii) any award of any SARs granted under the 2018 incentive plan the terms of which provide for settlement in cash, and (iii) any award of restricted shares or RSUs granted under the 2018 incentive plan that shall be forfeited prior to becoming vested, will once again be available for issuance under the 2018 incentive plan. Shares of our common stock that are (i) not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) used to pay the purchase price or withholding taxes relating to an outstanding award, or (iii) repurchased in the open market with the proceeds of an option purchase price will not again be made available for issuance under the 2018 incentive plan.

Subject to the provisions of the 2018 incentive plan, the compensation committee is authorized to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the 2018 incentive plan and to take such other action in connection with or in relation to the 2018 incentive plan as it deems necessary or advisable.

Unless otherwise determined by the compensation committee and expressly provided for in an agreement, awards are not transferrable except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order.

Stock Options. Non-qualified stock options awarded under the 2018 incentive plan will entitle the holder to purchase a specified number of shares of a series of our common stock at a specified exercise price subject to the terms and conditions of the applicable option grant. The exercise price of an option awarded under the 2018 incentive plan may be no less than the fair market value of the shares of the applicable series of our common stock as of the day the option is granted. The term of an option may not exceed ten years; however, if the term of an option expires when trading in our common stock is prohibited by law or our company's policy, the option will expire on the 30th day after the expiration of such prohibition. The compensation committee will determine, and each individual award agreement will provide, (1) the series and number of shares of our common stock subject to the option, (2) the per share exercise price, (3) whether that price is payable in cash, by check, by promissory note, in whole shares of any series of our common stock, by the withholding of shares of our common stock issuable upon exercise of the option, by cashless exercise, or any combination of the foregoing, (4) other terms and conditions of exercise, (5) restrictions on transfer of the option and (6) other provisions not inconsistent with the 2018 incentive plan. Dividend equivalents will not be paid with respect to any stock options.

Stock Appreciation Rights. A SAR awarded under the 2018 incentive plan entitles the recipient to receive a payment in stock or cash equal to the excess of the fair market value (on the day the SAR is exercised) of a share of the applicable series of our common stock with respect to which the SAR was granted over the base price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of our common stock subject to a related stock option (a tandem SAR) or granted separately to an eligible person (a free standing SAR). Tandem SARs are exercisable only at the time and to the extent that the related stock option is exercisable. Upon the exercise or termination of the related stock option, the related

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PROPOSAL 3—INCENTIVE PLAN PROPOSAL

tandem SAR will be automatically cancelled to the extent of the number of shares of our common stock with respect to which the related stock option was so exercised or terminated. The base price of a tandem SAR is equal to the exercise price of the related stock option. Free standing SARs are exercisable at the time and upon the terms and conditions provided in the relevant award agreement. The term of a free standing SAR may not exceed ten years; however, if the term of a free standing SAR expires when trading in our common stock is prohibited by law or our company's policy, the free standing SAR will expire on the 30th day after the expiration of such prohibition. The base price of a free standing SAR may be no less than the fair market value of a share of the applicable series of our common stock as of the day the SAR is granted. Dividend equivalents will not be paid with respect to any SARs.

Restricted Shares and RSUs. Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. The compensation committee will determine, and each individual award agreement will provide, (1) the price, if any, to be paid by the recipient of the restricted shares, (2) whether dividends or distributions paid with respect to restricted shares will be retained by us during the restriction period (retained distributions), (3) whether the holder of the restricted shares may be paid a cash amount any time after the shares become vested, (4) the vesting date or vesting dates (or basis of determining the same) for the award and (5) other terms and conditions of the award. The holder of an award of restricted shares, as the registered owner of such shares, may vote the shares.

A RSU is a unit evidencing the right to receive, in specified circumstances, one share of the specified series of our common stock, or, in the discretion of the company, its cash equivalent, subject to a restriction period or forfeiture conditions. The compensation committee will be authorized to award RSUs based upon the fair market value of shares of any series of our common stock under the 2018 incentive plan. The compensation committee will determine, and each individual award agreement will provide, the terms, conditions, restrictions, vesting requirements and payment rules for awards of RSUs, including whether the holder will be entitled to dividend equivalent payments with respect to the RSUs. RSUs will be issued at the beginning of the restriction period and holders will not be entitled to shares of our common stock covered by RSU awards until such shares are issued to the holder at the end of the restriction period.

Upon the applicable vesting date, all or the applicable portion of restricted shares or RSUs will vest, any retained distributions or unpaid dividend equivalents with respect to the restricted shares or RSUs will vest to the extent that the awards related thereto have vested, and any cash amount to be received by the holder with respect to the restricted shares or RSUs will become payable, all in accordance with the terms of the individual award agreement. The compensation committee may permit a holder to elect to defer delivery of any restricted shares or RSUs that become vested and any related cash payments, retained distributions or dividend equivalents, provided that such deferral elections are made in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the Code).

Cash Awards. The compensation committee will also be authorized to provide for the grant of cash awards under the 2018 incentive plan. A cash award is a bonus paid in cash that may be based upon the attainment of one or more performance goals over a performance period established by the compensation committee. The terms, conditions and limitations applicable to any cash awards will be determined by the compensation committee.

Performance Awards. At the discretion of the compensation committee, any of the above-described awards may be designated as a performance award. All cash awards shall be designated as performance awards. Performance awards are contingent upon performance measures applicable to a particular period, as established by the compensation committee and set forth in individual agreements, based upon any one or more of the following business criteria:

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  increased revenue;

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  net income measures (including income after capital costs and income before or after taxes);

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  stock price measures (including growth measures and total stockholder return);

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  price per share of our common stock;

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  market share;

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  earnings per share (actual or targeted growth);

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  earnings before interest, taxes, depreciation and amortization (EBITDA);

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  operating income before depreciation and amortization (OIBDA);

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  economic value added (or an equivalent metric);

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  market value added;

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  debt to equity ratio;

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  cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities);

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  return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity);

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  operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency);

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  expense measures (including overhead cost and general and administrative expense);

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  margins;

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  stockholder value;

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  total stockholder return;

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  proceeds from dispositions;

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  total market value; and

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  corporate values measures (including ethics compliance, environmental and safety).

Performance measures may apply to the award recipient, to one or more business units, divisions or subsidiaries of our company or an applicable sector of our company, or to our company as a whole. Goals may also be based on performance relative to a peer group of companies. A performance measure need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). If the compensation committee determines that the performance award may be granted and administered in a manner that preserves the deductibility of the compensation resulting from such award in accordance with Section 162(m) of the Code and the compensation committee determines, in its discretion, that the award should be designed accordingly, then the compensation committee will follow procedures necessary to allow such award to achieve this result. For more information on Section 162(m) of the Code and the repeal of the qualified performance-based compensation exception, see "—U.S. Federal Income Tax Consequences of Awards Granted under the 2018 Incentive Plan—Certain Tax Code Limitations on Deductibility" below.

Awards Generally. Awards under the 2018 incentive plan may be granted either individually, in tandem or in combination with each other. Where applicable, the securities underlying, or relating to, awards granted under the 2018 incentive plan may be shares of our common stock as provided in the relevant grant. The closing price of GLIBA shares was $43.56, as of May 16, 2018. The closing price of GLIBB shares was $43.50 on May 7, 2018, the last day on which a sale occurred. Under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the 2018 incentive plan), options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse, unless individual agreements state otherwise or the compensation committee determines in connection with an approved transaction that the vesting and exercisability of awards will not accelerate because action has been taken to provide for a substantially equivalent substitute award. At the time an award is granted, the compensation committee will determine, and the relevant agreement will provide for, any vesting or early termination, upon a holder's termination of employment or service with our company, of any unvested options, SARs, RSUs or restricted shares and the period during which any vested options and SARs must be

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PROPOSAL 3—INCENTIVE PLAN PROPOSAL

exercised. Unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date (however, if the term of an option or SAR expires when trading in our common stock is prohibited by law or our company's insider trading policy, then the term of such option or SAR shall expire on the 30th day after the expiration of such prohibition), (2) if the holder's service terminates by reason of death or disability (as defined in the 2018 incentive plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder's service for "cause" (as defined in the 2018 incentive plan) will result in the immediate termination of all options and SARs and the forfeiture of all rights to any restricted shares, RSUs, retained distributions, unpaid dividend equivalents and related cash amounts held by such terminated holder. If a holder's service terminates due to death or disability, options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse and become fully vested, unless individual agreements state otherwise.

Adjustments. The number and kind of shares of our common stock that may be awarded or otherwise made subject to awards under the 2018 incentive plan, the number and kind of shares of our common stock covered by outstanding awards and the purchase or exercise price and any relevant appreciation base with respect to any of the foregoing will be subject to appropriate adjustment as the compensation committee deems equitable, in its sole discretion, in the event (1) we subdivide the outstanding shares of any series of our common stock into a greater number of shares of such series of common stock, (2) we combine the outstanding shares of any series of our common stock into a smaller number of shares of such series of common stock or (3) there is a stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any series of our common stock, or any other similar corporate event (including mergers or consolidations, other than approved transactions (as defined in the 2018 incentive plan) for which other provisions are made pursuant to the 2018 incentive plan). In addition, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the compensation committee has the discretion to (i) provide, prior to the transaction, for the acceleration of vesting and exercisability, or lapse of restrictions, with respect to the awards, or in the case of a cash merger, termination of unexercised awards, or (ii) cancel such awards and deliver cash to holders based on the fair market value of such awards as determined by the compensation committee, in a manner that is in compliance with the requirements of Section 409A of the Code. If the purchase price of options or the base price of SARs, as applicable, is greater than the fair market value of such options or SARs, the options or SARs may be canceled for no consideration.

Amendment and Termination. The 2018 incentive plan will terminate on the fifth anniversary of the plan's effective date (which is March 9, 2018) unless earlier terminated by the compensation committee. The compensation committee may suspend, discontinue, modify or amend the 2018 incentive plan at any time prior to its termination, except that outstanding awards may not be amended to reduce the purchase or base price of outstanding options or SARs. However, before an amendment may be made that would adversely affect a participant who has already been granted an award, the participant's consent must be obtained.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF AWARDS GRANTED UNDER THE 2018 INCENTIVE PLAN

The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2018 incentive plan and with respect to the sale of any shares of our common stock acquired under the 2018 incentive plan. This general summary does not purport to be complete, does not describe any state, local or non-U.S. tax consequences, and does not address issues related to the tax circumstances of any particular recipient of an award under the 2018 incentive plan.

Non-Qualified Stock Options; SARs. Holders will not recognize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income (subject to withholding, if applicable) in an amount equal to the excess of (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock

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received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss. We are entitled to a deduction in an amount equal to the income recognized by the holder upon the exercise of a non-qualified stock option or SAR.

Cash Awards; RSUs; Restricted Shares. A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it, and we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below. A holder will not have taxable income upon the grant of a RSU but rather will generally recognize ordinary compensation income at the time the award is settled in an amount equal to the fair market value of the shares received, at which time we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below.

Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the holder's income in the year in which that amount is so included, subject to certain limits on deductibility discussed below.

A holder who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the holder recognizes income under the rules described above with respect to the cash or the shares of our common stock received pursuant to awards. Dividends that are received by a holder prior to the time that the restricted shares are taxed to the holder under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder's holding period in such shares will commence on the date income is so recognized.

Certain Tax Code Limitations on Deductibility. In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the 2018 incentive plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the 2018 incentive plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to certain employees to $1 million during any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code has been expanded and there is no longer any exception for qualified performance-based compensation. The transition rules in effect for binding contracts in effect on November 2, 2017 provides that performance-based awards will maintain their exemption from the $1 million annual deduction limitation for so long as such contracts are not materially modified, even though the compensation deduction for such awards would not occur until after 2017. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.

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PROPOSAL 3—INCENTIVE PLAN PROPOSAL

Code Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant's income. We intend to structure awards under the 2018 incentive plan in a manner that is designed to be exempt from or comply with Section 409A of the Code.

NEW PLAN BENEFITS

Due to the nature of the 2018 incentive plan and the discretionary authority afforded the compensation committee in connection with the administration thereof, we cannot determine or predict the value, number or type of awards to be granted pursuant to the 2018 incentive plan.

Prior to the date of this proxy statement, we have granted awards of stock options under the 2018 incentive plan to purchase 4,848 shares of GLIBA to Donne F. Fisher, a nonemployee director, and 1,555 RSUs to each of Gregg L. Engles, Richard R. Green and Sue Ann Hamilton, each of whom is a nonemployee director, with respect to shares of GLIBA, which results in 7,990,487 shares of our common stock being available for future grants. The exercise price of the stock options granted to Donne F. Fisher under the 2018 incentive plan is $42.99 per share, and these options have a term of seven years.

VOTE AND RECOMMENDATION

The affirmative vote of a majority of the combined voting power of the outstanding shares of our capital stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the 2018 incentive plan proposal.

Our board of directors unanimously recommends a vote "FOR" the approval of the GCI Liberty, Inc. 2018 Omnibus Incentive Plan.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  23

MANAGEMENT AND GOVERNANCE MATTERS

EXECUTIVE OFFICERS

The following lists the executive officers of our company (other than Gregory B. Maffei, our President and Chief Executive Officer, and John C. Malone, our Chairman of the Board, who also serve as directors of our company and who are listed under "Proposal 1—The Election of Directors Proposal"), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below with our company include, where applicable, positions with our predecessors.

Name	Positions
Richard N. Baer Age: 61
Mr. Baer has served as Chief Legal Officer of our company since March 2018, Qurate Retail, Liberty Media, Liberty TripAdvisor and Liberty Broadband since January 2016 and Liberty Expedia since March 2016. He previously served as Senior Vice President and General Counsel of Qurate Retail and Liberty Media from January 2013 to December 2015, Liberty TripAdvisor from July 2013 to December 2015 and Liberty Broadband from June 2014 to December 2015. Previously, Mr. Baer served as Executive Vice President and Chief Legal Officer of UnitedHealth Group Incorporated from May 2011 to December 2012. He served as Executive Vice President and General Counsel of Qwest Communications International Inc. from December 2002 to April 2011 and Chief Administrative Officer from August 2008 to April 2011.
Albert E. Rosenthaler Age: 58
Mr. Rosenthaler has served as Chief Corporate Development Officer of our company since March 2018, and Qurate Retail, Liberty Media, Liberty TripAdvisor, Liberty Broadband and Liberty Expedia since October 2016. He previously served as Chief Tax Officer of, Qurate Retail, Liberty Media, Liberty TripAdvisor and Liberty Broadband from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016. He previously served as a Senior Vice President of Qurate Retail (including its predecessor) from April 2002 to December 2015, Liberty Media (including its predecessor) from May 2007 to December 2015, Liberty TripAdvisor from July 2013 to December 2015 and Liberty Broadband from June 2014 to December 2015.
Mark D. Carleton Age: 57
Mr. Carleton has served as Chief Financial Officer of our company since March 2018. He previously served as Treasurer of our company from March 2018 to May 2018. He has also served as Chief Financial Officer of Qurate Retail, Liberty Media and Liberty Broadband since October 2016. He previously served as Chief Development Officer of Qurate Retail, Liberty Media, Liberty Broadband and Liberty TripAdvisor from January 2016 to September 2016, as a Senior Vice President of Qurate Retail from November 2014 to December 2015, Liberty Media from January 2013 to December 2015 and Liberty Broadband from October 2014 to December 2015, and as a Senior Vice President of predecessors of Liberty Media from December 2003 to January 2013. Prior to that time, Mr. Carleton served as a partner at KPMG LLP.

Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.

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MANAGEMENT AND GOVERNANCE MATTERS

During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16 forms they file.

Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to us during our most recent fiscal year and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2017, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met, except that Mr. Martin E. Cary inadvertently filed one late Form 4 to report a sale that occurred on January 3, 2017. Mr. Gregory F. Chapados inadvertently filed one late Form 4 to report a sale that occurred on January 9, 2017. Additionally, Ms. Tina M. Pidgeon informed us that her financial adviser engaged in transactions for her account, pursuant to an investment strategy she approved for the purposes of protecting against a decline in the value of her shares of Old GCI Liberty's common stock, which should have been reported on Forms 4. On April 25, 2017, May 22, 2017, July 10, 2017, July 24, 2017, and November 24, 2017, Ms. Pidgeon made Form 4 filings reporting all such transactions.

CODE OF ETHICS

We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.gciliberty.com.

DIRECTOR INDEPENDENCE

It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq's corporate governance rules on the criteria for director independence.

Our board of directors has determined that each of Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton qualifies as an independent director of our company.

On March 9, 2018, in connection with the Transactions, all of the members of Old GCI Liberty's board of directors as of immediately prior to the completion of the Transactions (the Legacy Board), other than Ronald A. Duncan, resigned from the board of Old GCI Liberty and new individuals were appointed to the board. The Legacy Board believed that each of its members satisfied the definition of an "Independent Director," with the exception of Mr. Duncan. The term "Independent Director" as used by the Legacy Board meant an individual, other than one of Old GCI Liberty's executive officers or employees, and other than any other individual having a relationship which in the opinion of the board would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Accordingly, the Legacy Board believed, in the case of all board members other than Mr. Duncan, that each of them was an individual having a relationship which did not interfere with the exercise of independent judgment in carrying out the member's director responsibilities to Old GCI Liberty. In addition, the Legacy Board believed that the members of the Legacy Board audit committee were each an independent director as the term is defined in the Nasdaq corporate listing standards and were independent as defined by Rule 10A-3(b)(1) under the Exchange Act.

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BOARD COMPOSITION

As described above under "Proposal 1—The Election of Directors Proposal," our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, venture capital and technology. Our board is also chronologically diverse with our members' ages spanning three to four decades. For more information on our policies with respect to board candidates, see "—Committees of the Board of Directors—Nominating and Corporate Governance Committee" below.

BOARD LEADERSHIP STRUCTURE

Our board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our board and board meetings and provides strategic guidance to our Chief Executive Officer. Gregory B. Maffei, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our board in fulfilling its duties.

BOARD ROLE IN RISK OVERSIGHT

The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees risks associated with the independence of the board. These committees then provide reports periodically to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our Internal Audit group.

COMMITTEES OF THE BOARD OF DIRECTORS

Executive Committee

Our board of directors has established an executive committee, whose members are John C. Malone and Gregory B. Maffei. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.

Compensation Committee

Our board of directors has established a compensation committee, whose chairperson is Sue Ann Hamilton and whose other members are Gregg L. Engles and Richard R. Green. Stephen M. Brett, Bridget L. Baker, Jerry A. Edgerton, Stephen R. Mooney and James M. Schneider had also served as members of the compensation committee during their tenure on the Legacy Board. See "—Director Independence" above.

The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers. The compensation committee also reviews and approves the compensation of our Chief Executive Officer, Chief Legal Officer, Chief Financial Officer and Chief Corporate Development Officer, and oversees the compensation of the chief executive officers of our non-public operating subsidiaries. For a description of Old GCI Liberty's past processes and policies for consideration and determination of executive compensation, including the role of the Chief Executive Officer and outside consultants in determining or recommending amounts and/or forms of compensation, see "Executive Compensation—Compensation Discussion and Analysis."

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MANAGEMENT AND GOVERNANCE MATTERS

Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.gciliberty.com.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee during 2017 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.

Nominating and Corporate Governance Committee

Our board of directors has established a nominating and corporate governance committee, whose chairman is Richard R. Green and whose other members are Gregg L. Engles and Sue Ann Hamilton. See "—Director Independence" above. All of the members of the Legacy Board other than Ronald A. Duncan had also served as members of the nominating & corporate governance committee during their tenure on the Legacy Board. See "—Director Independence" above.

The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.

Prior to the completion of the Reincorporation Merger, the procedures by which our shareholders could recommend candidates for director to our board of directors were governed by the restated articles of incorporation and bylaws of Old GCI Liberty and Alaska law, and we amended these procedures to comply with the General Corporation Law of Delaware, our restated certificate of incorporation and bylaws upon completion of the Reincorporation Merger.

The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under "Stockholder Proposals" below, and contain the following information:

  •
  the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our capital stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

  •
  the candidate's name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate's qualifications, as described below;

  •
  a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  27

  •
  a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;*

  •
  any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

  •
  a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;*

  •
  a representation by each Proposing Person who is a holder of record of our capital stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

  •
  a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

  •
  a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration);* and

  •
  a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

*
Indicates a change in our procedures to recommend candidates for director as discussed above.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.

To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. However, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:

  •
  independence from management;

  •
  his or her unique background, including education, professional experience and relevant skill sets;

  •
  judgment, skill, integrity and reputation;

  •
  existing commitments to other businesses as a director, executive or owner;

  •
  personal conflicts of interest, if any; and

  •
  the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The nominating and corporate governance committee does not have a formal policy with respect to diversity; however, our board and the nominating and corporate governance committee believe that it is important that our board members represent diverse viewpoints.

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MANAGEMENT AND GOVERNANCE MATTERS

When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate's nomination and election.

In connection with the completion of the Transactions and pursuant to the GCI Reorganization Agreement, Ronald A. Duncan continued on our board. The remainder of our board was recommended by Qurate Retail pursuant to the GCI Reorganization Agreement and each of John C. Malone, Gregory B. Maffei, Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton was appointed to our board, effective March 9, 2018, following a vote of the Legacy Board and will stand for election this year.

Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director's past attendance at, and participation in, meetings of the board of directors and its committees and the director's formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.

The members of our nominating and corporate governance committee have determined that John C. Malone, Gregory B. Maffei, Ronald A. Duncan, Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire board of directors.

Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.gciliberty.com.

Audit Committee

Our board of directors has established an audit committee, whose chairman is Gregg L. Engles and whose other members are Richard R. Green and Sue Ann Hamilton. Scott M. Fisher, William P. Glasgow and Stephen R. Mooney had also served as members of the audit committee during their tenure on the Legacy Board. See "—Director Independence" above.

Our board of directors has determined that Mr. Engles is an "audit committee financial expert" under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee's functions include, among other things:

  •
  appointing or replacing our independent auditors;

  •
  reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

  •
  reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

  •
  reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

  •
  reviewing our management's procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

  •
  confirming compliance with applicable SEC and stock exchange rules; and

  •
  preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.gciliberty.com.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  29

Audit Committee Information

Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC's independence requirements for members of audit committees. Our board of directors has determined that Mr. Engles is an "audit committee financial expert" under applicable SEC rules and regulations.

The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expressed its opinion as to the effectiveness of our internal control over financial reporting.

The Legacy Board's audit committee reviewed and discussed with management and GT Old GCI Liberty's most recent audited consolidated financial statements, as well as management's assessment of the effectiveness of Old GCI Liberty's internal control over financial reporting and GT's evaluation of the effectiveness of Old GCI Liberty's internal control over financial reporting. The Legacy Board's audit committee also discussed with GT the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, including that firm's judgment about the quality of Old GCI Liberty's accounting principles, as applied in its financial reporting.

GT provided the Legacy Board's audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding GT's communications with the audit committee concerning independence, and the audit committee discussed with GT that firm's independence from the company and its subsidiaries.

Based on the reviews, discussions and other considerations referred to above, the Legacy Board's audit committee recommended to Old GCI Liberty's board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2017 (the 2017 Form 10-K), which was filed on February 28, 2018 with the SEC.

The Members of the Audit Committee for the periods indicated
Stephen R. Mooney (2012 - March 2018)
Scott M. Fisher (2012 - March 2018)
William P. Glasgow (2012 - March 2018)
Gregg L. Engles (March 2018 - Present)
Richard R. Green (March 2018 - Present)
Sue Ann Hamilton (March 2018 - Present)

As indicated in the preceding three paragraphs, the Legacy Board's audit committee was responsible for and took the actions described in the preceding three paragraphs. All of such actions took place prior to the completion of the Transactions. In connection with the Transactions, all of the members of the Legacy Board, other than Ronald A. Duncan, resigned from the board of Old GCI Liberty (including the members of the audit committee), and new individuals were appointed to the board (including the audit committee). The disclosure in the preceding three paragraphs is being provided in response to the requirements of Item 407(d)(3) of Regulation S-K.

Other

Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.

BOARD MEETINGS

During 2017, there were eight meetings of the full Legacy Board, no meeting of the Legacy Board's executive committee, two meetings of the Legacy Board's compensation committee, one meeting of the Legacy Board's

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MANAGEMENT AND GOVERNANCE MATTERS

nominating, corporate governance committee and four meetings of the Legacy Board's audit committee. All of the Legacy Board's members with the exception of Mr. Zinterhofer attended at least 75% of his or her board and committee meetings in 2017.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our board of directors encourages all members of the board to attend each annual meeting of our stockholders. All of the ten directors then serving on the Legacy Board attended Old GCI Liberty's 2017 annual meeting of stockholders.

STOCKHOLDER COMMUNICATION WITH DIRECTORS

Our stockholders may send communications to our board of directors or to individual directors by mail addressed to our board of directors or to an individual director c/o GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis.

EXECUTIVE SESSIONS

In 2017, the independent directors of our company, then serving, met at four executive sessions without management participation.

Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to independent directors of GCI Liberty, c/o GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  31

EXECUTIVE COMPENSATION

This section sets forth information relating to, and an analysis and discussion of, compensation paid by Old GCI Liberty to the following persons (who we collectively refer to as the Named Executive Officers):

  •
  Ronald A. Duncan, the former Chief Executive Officer of Old GCI Liberty;

  •
  Peter J. Pounds, the former Senior Vice President, Chief Financial Officer and Secretary of Old GCI Liberty;

  •
  Martin E. Cary, the former Senior Vice President and General Manager—Business of Old GCI Liberty;

  •
  Gregory F. Chapados, the former President and Chief Operating Officer of Old GCI Liberty; and

  •
  Tina M. Pidgeon, the former Senior Vice President, Chief Compliance Officer, General Counsel and Governmental Affairs of Old GCI Liberty.

The Named Executive Officers were executive officers of Old GCI Liberty during the year ended, and as of, December 31, 2017 as well as prior to the completion of the Transactions. On March 9, 2018, in connection with the completion of the Transactions, (i) substantially all of the members of the Legacy Board (including the members of its compensation committee (the Legacy CC)) resigned from the board of Old GCI Liberty and were replaced by the current members of our board and (ii) each individual who was an executive officer of Old GCI Liberty, including the Named Executive Officers, immediately prior to the completion of the Transactions was replaced by Messrs. Maffei, Carleton, Baer and Rosenthaler, who now serve as our executive officers. The descriptions in this section with respect to the Named Executive Officers and the Legacy CC refer to such former executive officers and members of the compensation committee of Old GCI Liberty prior to the completion of the Transactions. Further, references to Old GCI Liberty refer to Old GCI Liberty prior to the completion of the Transactions (including under its prior name, General Communication, Inc.). We expect that our compensation program for the year ending December 31, 2018 will differ significantly from the 2017 compensation program of Old GCI Liberty, which is described in this section. See "—Compensation Discussion and Analysis—Changes for 2018—Services Agreement."

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

Compensation of the Named Executive Officers and directors during 2017 was subject to processes and procedures carried out through the Legacy CC (the Compensation Program). This compensation discussion and analysis (Compensation Discussion and Analysis) addresses the material elements of the Compensation Program as applied to the Named Executive Officers.

Principles of the Compensation Program

The Compensation Program was based upon the following principles (Compensation Principles):

  •
  Compensation was related to performance and had to cause alignment of interests of executive officers with the long-term interests of Old GCI Liberty's shareholders.

  •
  Compensation targets had to take into consideration competitive market conditions and provide incentives for superior performance by Old GCI Liberty.

  •
  Actual compensation had to take into consideration Old GCI Liberty's and the executive officer's performance over the prior year and the long-term, and Old GCI Liberty's resources.

  •
  Compensation was based upon both qualitative and quantitative factors.

  •
  Compensation had to enable Old GCI Liberty to attract and retain management necessary to cause Old GCI Liberty to succeed.

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EXECUTIVE COMPENSATION

Process

Overview

The Legacy CC reviewed and approved the base salary, incentive and other compensation of Old GCI Liberty's former Chief Executive Officer and senior executive officers, including the Named Executive Officers. The analyses and recommendations of Old GCI Liberty's Chief Executive Officer on these matters could be considered by the Legacy CC in its deliberations and approvals.

Other elements of executive compensation and benefits as described in this section were also reviewed by the Legacy CC on a regular basis.

Implementation

Discussions on executive compensation and benefits made by the Legacy CC were guided by the Compensation Principles. The elements of compensation as described later in this section were believed by the Legacy CC to be integral and necessary parts of the Compensation Program.

The Legacy CC concluded that each individual segment of each element of executive compensation was generally consistent with one or more of the Compensation Principles. The Legacy CC further concluded the amount of compensation provided by the segment was reasonable, primarily based upon a comparison of the compensation amounts and segments Old GCI Liberty provided when compared to those offered by other similar companies in its industry and market.

Old GCI Liberty's process for determining executive compensation and benefits did not involve a precise and identifiable formula or link between each element and the Compensation Principles. However, it took into consideration market practice and information provided by its management. Furthermore, it was based upon the relationship of compensation as would be paid and financial performance of Old GCI Liberty. It was also the result of discussion among the Legacy CC members and management. Ultimately it was based upon the judgment of the Legacy CC.

Each year the Legacy CC reviewed elements of compensation for each of Old GCI Liberty's senior executive officers including, for 2017, the Named Executive Officers. The Legacy CC believed it had created a framework for an effective Compensation Program. The Legacy CC modified the Compensation Program at its discretion to continue its effectiveness for motivating the senior executive officers and aligning their interests with the long-term interests of Old GCI Liberty's shareholders. Old GCI Liberty did not compare its compensation to a peer group since 2010.

Elements of 2017 Executive Compensation

Overview

For 2017, the elements of compensation in the Compensation Program were as follows:

  •
  Base Salary;

  •
  Old GCI Liberty's Incentive Compensation Bonus Plan (Incentive Compensation Plan);

  •
  Stock Option Plan;

  •
  Perquisites; and

  •
  Retirement and Welfare Benefits.

As of December 31, 2017, there were no compensatory plans or arrangements providing for payments to any of the Named Executive Officers in conjunction with any termination of employment or other working relationship of such an officer with Old GCI Liberty (including without limitation, resignation, severance, retirement or constructive termination of employment of the officer). Furthermore, as of that date, there were no such plans or arrangements providing for payments to any of the Named Executive Officers in conjunction with a change of control of Old GCI Liberty or a change in such an officer's responsibilities to Old GCI Liberty.

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However, in the event of a change in control, the options and restricted stock of the Named Executive Officers could vest. See "—Potential Payments upon Termination or Change-in-Control."

Old GCI Liberty had no requirements with respect to security ownership by its officers or directors, and it had no policies regarding hedging the economic risk of ownership of its equity. Executive officers were invited to provide their input with respect to their compensation to the Legacy CC primarily through Old GCI Liberty's former Chief Executive Officer.

A Named Executive Officer participating in the Compensation Program in 2017 could, under terms of the corresponding Incentive Compensation Plan agreement with Old GCI Liberty and pursuant to Old GCI Liberty's deferred compensation plan, elect to defer a significant portion of that compensation. In this instance, the Named Executive Officer became Old GCI Liberty's unsecured creditor. See "—Nonqualified Deferred Compensation."

Base Salary

Effective January 1, 2017, based upon the process previously described in this section, the base salaries reported in the Summary Compensation Table (see "—Summary Compensation Table") were approved by the Legacy CC.

Mr. Duncan's base salary reflects cash compensation of $925,000 per year. Mr. Duncan's duties remained unchanged during 2017.

Mr. Pounds' base salary reflects cash compensation of $400,000 per year. Mr. Pounds' duties remained unchanged during 2017.

Mr. Cary's base salary reflects cash compensation of $200,000 per year. Mr. Cary's base salary increased in 2017 from $160,000 to $200,000 to compensate him for additional responsibilities acquired when he was promoted in 2016. His duties remained unchanged during 2017.

Mr. Chapados' base salary reflects cash compensation of $450,000 per year. During 2017, Mr. Chapados was appointed as President of Old GCI Liberty.

Ms. Pidgeon's base salary reflects cash compensation of $325,000 per year. Ms. Pidgeon's duties remained unchanged during 2017.

Incentive Compensation Plan

A portion of the Company's compensation to each Named Executive Officer in 2017 related to, and was contingent upon, the officer's performance and Old GCI Liberty's financial performance and resources.

Old GCI Liberty's board approved an Incentive Compensation Plan for the Named Executive Officers (Messrs. Duncan, Pounds, Chapados, and Cary and Ms. Pidgeon) to create a framework that aligned the interests of the executive officers with the long-term interests of Old GCI Liberty's shareholders.

The Legacy CC first determined the targeted annual incentive compensation for each of them. Incentive compensation was paid out in the form of 50% cash and 50% restricted stock grants that would vest 100% at the end of three years, unless otherwise determined by the Legacy CC based on the individual circumstances of each of the Named Executive Officers. Therefore, the incentive compensation was designed to encourage the focus of these executives on long-term performance. Discretionary annual cash bonuses were intended to reward short-term performance and to make senior executive compensation packages competitive with comparable executive positions in other companies.

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EXECUTIVE COMPENSATION

Incentive Compensation. The following table provides a summary of the 2017 incentive compensation targets for the Named Executive Officers:

Name	Adjusted EBITDA ($)	Discretionary ($)	Total 2017 Incentive Compensation Plan Target ($)

Ronald A. Duncan(1)	402,580	1,610,321	2,012,901
Peter J. Pounds(2)	102,375	352,625	455,000
Martin E. Cary	97,500	552,500	650,000
Gregory F. Chapados(2)	270,619	932,131	1,202,750
Tina M. Pidgeon	90,000	510,000	600,000

(1)
Mr. Duncan's incentive compensation target was $150,495 lower than what was disclosed in Old GCI Liberty's 2017 Proxy Statement filed with the SEC on May 16, 2017 due to lower actual Adjusted EBITDA from the estimate used in the Proxy Statement. As disclosed in the 2017 Proxy Statement, Mr. Duncan's final incentive compensation target was calculated by multiplying the sum of his base salary, director cash compensation, estimated value of the stock grant for service as a director, and incentive compensation (Total Compensation) by the percentage increase in Adjusted EBITDA from Adjusted EBITDA in 2013 and adding that to his target incentive compensation.

(2)
Incentive Compensation was paid out in the form of 50% cash and 50% restricted stock grants that would vest at the end of two years. The number of shares issued to Mr. Pounds and Mr. Chapados was determined by dividing the 50% of Incentive Compensation for shares by the price of Old GCI Liberty's Class A shares on December 31, 2012, which was $9.59. This arrangement was in place for Mr. Pounds and Mr. Chapados through 2017.

The following is a description of what each of these incentive compensation targets are and how they were measured.

Adjusted EBITDA. The Adjusted EBITDA goal was intended to focus the Named Executive Officers on increasing Adjusted EBITDA. Adjusted EBITDA for purposes of this goal was defined as earnings plus imputed interest on financed devices and the cash received in excess of revenue recognized for long-term roaming arrangements before net interest expense, income taxes, depreciation and amortization expense, loss on extinguishment of debt, share-based compensation expense, accretion expense, loss attributable to non-controlling interest resulting from Old GCI Liberty transactions relating to a new markets tax credit program with US Bancorp, gains and impairment losses on equity and cost method investments, and other non-cash adjustments. The goal would be achieved by Old GCI Liberty recording Adjusted EBITDA that was equal to the Adjusted EBITDA target.

The target for this metric was $321.4 million in 2017 for the Named Executive Officers who would earn their Target Incentive Compensation for this goal if the metric was achieved. In the case of the Named Executive Officers, the incentive compensation earned would be increased or decreased from the Target Incentive Compensation by 5% for each $1 million that the actual Adjusted EBITDA was above or below the Adjusted EBITDA metric.

Discretionary. The Legacy Board took various factors into account when deciding on the payout of the discretionary portion of the plan applying to the Named Executive Officers. These factors included, but were not limited to, leadership, crisis management, succession planning, strategic planning, risk management, special projects, and financial reporting.

The following table summarizes the 2017 incentive compensation achieved by the Named Executive Officers, each of whom participated in this plan. The 2017 incentive compensation was paid 50% in cash and 50% in the form of restricted stock grants that would vest at the end of three years after the grant date with the

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  35

exception of Mr. Duncan who was paid 75% in cash and 25% in the form of restricted stock grants; the majority of the cash portion was paid in 2017:

Goals	Ronald A. Duncan	Peter J. Pounds	Martin E. Cary	Gregory F. Chapados	Tina M. Pidgeon

Adjusted EBITDA Goal—Target Incentive Compensation	$402,580	$102,375	$97,500	$270,619	$90,000
Adjusted EBITDA Goal Achievement(1)	16.8%	16.8%	16.8%	16.8%	16.8%

2017 Adjusted EBITDA Incentive Compensation Earned	$67,533	$17,173	$16,356	$45,396	$15,098
Discretionary	$1,610,321	$352,625	$552,500	$932,131	$510,000
Discretionary Achievement(2)	77.1%	120.1%	89.0%	93.6%	93.6%

2017 Discretionary Incentive Compensation Earned	$1,241,463	$423,393	$491,998	$872,599	$477,302

2017 Incentive Compensation Earned	$1,308,996	$440,566	$508,354	$917,995	$492,400

(1)
The Adjusted EBITDA for this 2017 goal was $321.4 million for Old GCI Liberty. The Named Executive Officers would earn their Target Incentive Compensation for this goal if Old GCI Liberty had Adjusted EBITDA equal to the metric. The Target Incentive Compensation would be increased or decreased by 5% for each $1 million that the actual Adjusted EBITDA is above or below the metric. For 2017, the actual Adjusted EBITDA for purposes of this goal was $304.8 million resulting in actual Adjusted EBITDA that was $16.6 million below the metric, therefore, the earned Incentive Compensation for the Adjusted EBITDA goal was decreased by 83%.

(2)
The Legacy CC considered the following factors regarding the Discretionary Achievement of the Named Executive Officers. With regard to Mr. Duncan, the Legacy CC took into account his efforts to secure certain revenue streams, his support of company procurement efforts, and his leadership for efforts to reinforce the Company's culture. With regard to Mr. Pounds, the Legacy CC considered his leadership in regards to leading an initiative to achieve savings through a procurement initiative, team development and succession planning, and his support for other corporate initiatives. With regard to Mr. Cary, the Legacy CC considered, among other things, his efforts to secure certain revenue streams, his support of Old GCI Liberty's procurement initiative, and his leadership of key initiatives within Old GCI Liberty's business. With regard to Mr. Chapados, the Legacy CC considered, among other things, his leadership of key company initiatives including reinforcing Old GCI Liberty's culture, risk management, his support of Old GCI Liberty's procurement initiative, and team development. With regard to Ms. Pidgeon, the Legacy CC considered her leadership in revenue assurance efforts, corporate risk management, supporting Old GCI Liberty's initiatives, and team development.

Stock Option Plan

Awards, if granted to the Named Executive Officers, were granted pursuant to terms of the Stock Option Plan. Awards, if granted, were granted contemporaneously with the approval of the Legacy CC, typically early in the year in question or late in the previous year as described above. See "—Elements of Compensation—Incentive Compensation Plan."

Old GCI Liberty adopted the Stock Option Plan in 1986. It was subsequently amended from time to time. Under the Stock Option Plan, Old GCI Liberty was authorized to grant awards and options to purchase shares of GNCMA to selected officers, directors and other employees of, and consultants or advisors to, Old GCI Liberty and its subsidiaries. Old GCI Liberty did not issue any stock options after 2010. The selection of grantees for awards under the plan was made by the Legacy CC.

The number of shares of GNCMA allocated to the Stock Option Plan was 15.7 million shares. The number of shares for which options or awards could be granted was subject to adjustment upon the occurrence of stock dividends, stock splits, mergers, consolidations and certain other changes in corporate structure or capitalization. As of December 31, 2017, 1.2 million shares had been granted subject to vesting, 6.9 million share grants had vested, 8.7 million shares had been issued upon the exercise of options under the plan, 2.3 million shares had been repurchased by the plan and 1.2 million shares remained available for additional grants under the plan.

36   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

Restricted stock awards granted under the Stock Option Plan could be subject to vesting conditions based upon service or performance criteria as the Legacy CC could specify. These specifications could include attainment of one or more performance targets. Shares acquired pursuant to such an award could not be transferred by the participant until vested. Unless otherwise provided by the Legacy CC, a participant would forfeit any shares of restricted stock where the restrictions had not lapsed prior to the participant's termination of service with Old GCI Liberty. Participants holding restricted stock would have the right to vote the shares and to receive dividends paid, if any. However, those dividends or other distributions paid in shares would be subject to the same restrictions as the original award.

The Legacy CC selected each grantee and the time of grant of an option or award and determined the terms of each grant, including the number of shares covered by each grant and the exercise price. In selecting a participant, as well as in determining these other terms and conditions of each grant, the Legacy CC took into consideration such factors as it deemed, in its sole discretion, relevant in connection with accomplishing the purpose of the plan.

Under the Stock Option Plan, Old GCI Liberty's authority to modify or amend the plan was subject to prior approval of its shareholders only in cases of increasing the number of shares of its stock allocated to, and available and reserved for, issuance under the plan, changing the class of persons eligible to receive incentive stock options or where shareholder approval was required under applicable law, regulation or rule.

Subject to these limitations, Old GCI Liberty could terminate or amend the Stock Option Plan at any time. However, no termination or amendment could affect any outstanding option or award unless expressly provided by the Legacy CC. In any event, no termination or amendment of the plan could adversely affect an outstanding option or award without the consent of the participant unless necessary to comply with applicable law, regulation or rule.

With limited exception, no maximum or minimum existed with regard to the amount, either in dollars or in numbers, of options that could be exercised in any year, either by a single optionee or by all optionees under the Stock Option Plan. At the 2002 annual meeting, Old GCI Liberty's shareholders approved an amendment to the plan placing a limitation on accumulated grants of options of not more than 500,000 shares of GNCMA per optionee per year.

With these exceptions, there were no fixed limitations on the number or amount of securities being offered, other than the practical limitations imposed by the number of employees eligible to participate in the plan and the total number of shares of stock authorized and available for granting under the plan. Shares covered by options which terminated or expired for any reason prior to their exercise were available for grant of new options pursuant to the plan.

Perquisites

Old GCI Liberty provided certain perquisites to the Named Executive Officers. The Legacy CC believed these perquisites were reasonable and appropriate and consistent with Old GCI Liberty's awareness of perquisites offered by similar publicly traded companies. The perquisites assisted in attracting and retaining the Named Executive Officers and, in the case of certain perquisites, promoted health, safety and efficiency of the Named Executive Officers. These perquisites were as follows:

  •
  Use of Company Aircraft.  Old GCI Liberty permitted employees, including the Named Executive Officers, to use Company aircraft for personal travel for themselves and their guests. Such travel generally was limited to a space available basis on flights that were otherwise business-related. Where a Named Executive Officer, or a guest of that officer, flew on a space available basis, the additional variable cost to the Company (such as fuel, catering, and landing fees) was de minimus. As a result, no amount is reflected in the Summary Compensation Table for that flight. Where the additional variable cost to the Company occured on such a flight for solely personal purposes of that Named Executive Officer or guest, that cost is included in the Summary Compensation Table entry for that officer. Because it is rare for a flight to be purely personal in nature, fixed costs (such as hangar expenses, crew salaries and monthly leases) are not included in the Summary Compensation Table. In any case, in the event such a cost was non-deductible by Old GCI Liberty under the Internal Revenue Code, the value of that lost deduction is

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  37

    included in the Summary Compensation Table entry for that Named Executive Officer. When employees, including the Named Executive Officers, used company aircraft for such travel they were attributed with taxable income in accordance with regulations pursuant to the Internal Revenue Code. Old GCI Liberty did not "gross up" or reimburse an employee for taxes he or she owed on such attributed income. The variable cost of the aircraft for personal travel, if any, is included in the respective entries in the Summary Compensation Table. See "—Summary Compensation Table."

  •
  Enhanced Long-Term Disability Benefit.  Old GCI Liberty provided the Named Executive Officers and other senior executive officers with an enhanced long-term disability benefit. This benefit provided a supplemental replacement income benefit of 60% of average monthly compensation capped at $10,000 per month. The normal replacement income benefit applying to other of its employees was capped at $5,000 per month.

  •
  Enhanced Short-Term Disability Benefit.  Old GCI Liberty provided the Named Executive Officers and other senior executive officers with an enhanced short-term disability benefit. This benefit provided a supplemental replacement income benefit of 66 2/3% of average monthly compensation, capped at $2,300 per week. The normal replacement income benefit applying to other of its employees was capped at $1,150 per week.

  •
  Miscellaneous.  Aside from benefits offered to its employees generally, Old GCI Liberty provided miscellaneous other benefits to its Named Executive Officers including the following (see "—Summary Compensation Table—Components of 'All Other Compensation"'):

  •
  Success Sharing. An incentive program offered to all of Old GCI Liberty's employees that shared 15% of the excess Adjusted EBITDA over the highest previous year (Success Sharing).

  •
  Board Fees. Provided to Mr. Duncan as one of Old GCI Liberty's directors. The Legacy CC believed that it was appropriate to provide such board fees to Mr. Duncan given the additional oversight responsibilities and the accompanying liability incumbent upon members of the board. In determining the appropriate amount of overall compensation payable to Mr. Duncan in his capacity as Chief Executive Officer, the Legacy CC took into account any such board fees that were payable to Mr. Duncan. This monitoring of Mr. Duncan's overall compensation package for services rendered as Chief Executive Officer and as a director was done to ensure that Mr. Duncan was not being doubly compensated for the same services rendered to Old GCI Liberty.

Retirement and Welfare Benefits

GCI 401(k) Plan. In January 1987, Old GCI Liberty adopted the GCI 401(k) Plan qualified under Section 401 of the Internal Revenue Code of 1986. The GCI 401(k) Plan provided for acquisition of Old GCI Liberty's Class A common stock (and later, Class A-1 common stock) at market value as well as various mutual funds. Old GCI Liberty could match a percentage of the employees' contributions up to certain limits. Named Executive Officers could, along with its employees generally, participate in the GCI 401(k) Plan in which Old GCI Liberty could provide matching contributions in accordance with the terms of the plan.

As of December 31, 2017, there remained 4.1 million shares of Old GCI Liberty's former Class A and 0.5 million shares of Old GCI Liberty's former Class B common stock allocated to the GCI 401(k) Plan and available for issuance by Old GCI Liberty or otherwise acquisition by the plan for the benefit of participants in the plan.

Deferred Compensation Arrangements. Old GCI Liberty offers to our executive officers deferred compensation arrangements specifically fashioned to the needs of the officer and us (Deferred Compensation Arrangements). During 2017, none of our Named Executive Officers participated in Deferred Compensation Arrangements.

Welfare Benefits. With the exception of the enhanced long-term and short-term disability benefits described previously, Old GCI Liberty provided to the Named Executive Officers the same health and welfare benefits provided generally to all other employees at the same general premium rates as charged to those employees. The cost of the health and welfare programs was subsidized by Old GCI Liberty for all eligible employees including the Named Executive Officers.

38   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

Performance Rewarded

The Compensation Program was, in large part, designed to reward individual performance. What constituted performance varied from officer to officer, depending upon the nature of the officer's responsibilities. Consistent with the Compensation Program, Old GCI Liberty identified key business metrics and established defined targets related to those metrics for each Named Executive Officer. In the case of each Named Executive Officer, the targets were regularly reviewed by management, from time to time, and provided an immediate and clear picture of performance and enabled management to respond quickly to both potential problems as well as potential opportunities. The Compensation Program also was used to establish and track corresponding applicable targets for individual management employees.

In 2017, the Compensation Program was used in the development of each Named Executive Officer's individual performance goals and established incentive compensation targets. The Legacy CC evaluated the performance of each of the executive officers and the financial performance of Old GCI Liberty and awarded incentive compensation as described above. See "—Compensation Discussion and Analysis—Elements of Compensation—Incentive Compensation Plan."

The Legacy CC increased Mr. Pounds' total incentive compensation plan target for 2018 from $455,000 to $535,000. The increase to Mr. Pounds' Incentive Compensation was to replace compensation that was previously granted in the form of a retention restricted stock award.

Timing of Equity Awards

Overview.    Timing of equity awards under the Director Compensation Plan (as defined in "Director Compensation" below) and equity awards under the Compensation Program varied with the plan or portion of that program. However, Old GCI Liberty did not, and it had not in the past, timed its release of material nonpublic information for purposes of affecting the value of equity compensation. Timing issues and its grant policy are described further below.

Director Compensation Plan.    As a part of the Director Compensation Plan, Old GCI Liberty granted awards of its common stock to board members, including those persons who were also be serving as one or more of our executive officers. Mr. Duncan, a board member and Named Executive Officer, had been granted such awards in the past. These awards were made annually in June of each year in accordance with the terms of the Director Compensation Plan. The awards were made through the Stock Option Plan. See "—Compensation Discussion and Analysis—Elements of Compensation—Stock Option Plan."

Incentive Compensation Plan.    As a part of the Compensation Program, from time to time, Old GCI Liberty granted awards in its GNCMA shares to its executive officers, including the Named Executive Officers. In particular, awards were granted in conjunction with the agreements that Old GCI Liberty entered into with Named Executive Officers pursuant to the Incentive Compensation Plan. The grants of such awards were typically made early in the year at the time its board finalized the prior year incentive compensation plan payouts for each of the Named Executive Officers. All such awards were granted through the Stock Option Plan. See "—Compensation Discussion and Analysis—Elements of Compensation—Incentive Compensation Plan" and "—Elements of Compensation—Stock Option Plan."

Stock Option Plan.    As a part of the Compensation Program, from time to time, Old GCI Liberty granted stock awards in its GNCMA shares to its executive officers. In all cases, regardless of the identity of the grantee, the timing, amount and other terms of the grant of awards under our Stock Option Plan were determined in the sole discretion of the Legacy CC. See "—Compensation Discussion and Analysis—Elements of Compensation—Stock Option Plan."

Grant Policy.    Under the grant policy, all approved grants were granted effective the date they were approved by the Legacy CC and were priced at the market value at the close of trading on that date. The terms of the award were then communicated to the recipient within a reasonable time period.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  39

Deductibility of Executive Compensation

In determining the amount and form of compensation granted to executive officers, including the Named Executive Officers, Old GCI Liberty took into consideration both tax treatment and accounting treatment of the compensation. Tax and accounting treatment for various forms of compensation is subject to changes in, and changing interpretations of, applicable laws, regulations, rulings and other factors that were not within Old GCI Liberty's control. As a result, tax and accounting treatment is only one of several factors that Old GCI Liberty took into account in designing the previously described elements of compensation.

Nonqualified Deferred Compensation Plans

From time to time, Old GCI Liberty entered into deferred compensation arrangements with certain of its executive officers. These arrangements were negotiated with individual officers on a case-by-case basis. The Named Executive Officers did not participate in a deferred compensation arrangement with Old GCI Liberty during 2017.

Changes for 2018

In connection with the Transactions, each individual who was an executive officer of Old GCI Liberty, including the Named Executive Officers, immediately prior to the completion of the Transactions was replaced by Messrs. Maffei, Carleton, Baer and Rosenthaler, who now serve as our executive officers. Such persons continue to serve as our executive officers.

Services Agreement

Also in connection with the Transactions, we entered into the services agreement with Liberty Media in March 2018 (the Services Agreement), pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to semi-annual review (and at least an annual review by our compensation committee). As a result, employees, including our executive officers, who provide services to our company pursuant to the Services Agreement, are not separately compensated by our company other than with respect to equity awards with respect to our common stock.

40   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

SUMMARY COMPENSATION TABLE

As of December 31, 2017, Old GCI Liberty did not have employment agreements with any of its Named Executive Officers. The following table summarizes total compensation paid or earned by each Named Executive Officer for fiscal years 2017, 2016 and 2015. The process followed by the Legacy CC in establishing total compensation for each Named Executive Officer as set forth in the table is described above. See "—Compensation Discussion and Analysis."

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Nonequity Incentive Plan Compensation ($)	Stock Awards(2) ($)		Option Awards(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)

Ronald A. Duncan(4)	2017	925,000	—	981,747	1,188,789	(5)	—	—	127,840	3,223,376
Former Chief Executive	2016	925,000	—	833,632	1,118,454	(6)	—	—	83,000	2,960,086
Officer of Old GCI Liberty	2015	925,000	—	1,096,999	1,269,909	(7)	—	—	83,000	3,374,908

Peter J. Pounds	2017	400,000	35,384	184,899	468,134	(5)	—	—	25,000	1,113,417
Former Senior Vice President,	2016	400,000	5,280	206,982	1,845,581	(8)	—	—	18,279	2,476,122
Chief Financial Officer and	2015	400,000	6,417	235,888	365,456	(8)	—	—	20,437	1,028,198
Secretary of Old GCI Liberty

Martin E. Cary	2017	200,000	—	254,177	812,393	(5)			19,000	1,285,570
Former Senior Vice President and General Manager—	2016	160,000	115,858	711,699	1,754,254	(10)	—	—	60,190	2,802,001
Business of Old GCI Liberty(9)

Gregory F. Chapados	2017	450,000	—	458,998	1,144,786	(5)	—	—	22,000	2,075,784
Former President and Chief	2016	450,000	7,313	511,768	1,020,883	(6)	—	—	22,279	2,012,243
Operating Officer of Old GCI	2015	450,000	8,363	530,748	757,863	(7)	—	—	24,437	1,771,411
Liberty

Tina M. Pidgeon	2017	325,000	—	369,300	154,755	(5)	—	—	22,000	871,055
Former Senior Vice President,	2016	325,000	17,550	409,415	158,682	(6)	—	—	21,279	931,926
Chief Compliance Officer,	2015	325,000	31,990	486,519	228,024	(11)	—	—	23,437	1,094,970
General Counsel and
Governmental Affairs of Old
GCI Liberty

(1)
The Bonus Compensation represents compensation paid pursuant to the Incentive Compensation Plan in excess of the target payment under the plan.

(2)
This column reflects the grant date fair values of awards of GNCMA, restricted stock awards or stock options granted in the fiscal year indicated which were computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718, Compensation—Stock Options (ASC Topic 718).

(3)
See, "Components of 'All Other Compensation"' table displayed below for more detail.

(4)
In 2015, Mr. Duncan received $183,650 in compensation for service on Old GCI Liberty's board in the form of $65,000 in director fees and a stock award valued at $118,650. In 2016, Mr. Duncan received $176,300 in compensation for service on Old GCI Liberty's board in the form of $65,000 in director fees and a stock award valued at $111,300. In 2017, Mr. Duncan received $347,300 in compensation for service on Old GCI Liberty's board in the form of $65,000 in director fees and a stock award valued at $282,300.

(5)
The Stock Awards granted during 2017 were for the Named Executive Officer's performance during 2016.

(6)
The Stock Awards granted during 2016 were for the Named Executive Officer's performance during 2015.

(7)
The Stock Awards granted during 2015 were for the Named Executive Officer's performance during 2014.

(8)
In 2016, Mr. Pounds received a stock award with a grant date fair value of $458,831 for his performance during 2015 and a stock award with a grant date fair value of $1,386,750 as a retention incentive. In 2015, Mr. Pounds received a stock award with a grant date fair value of $268,400 for his performance during 2014, a stock award with a grant date fair value of $48,528 for his performance related to the 2015 acquisition of certain interests in The Alaska Wireless Network, LLC and

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  41

  Alaska Communications Systems Group, Inc. (the Wireless Acquisition), and a stock award with a grant date fair value of $48,528 as a retention incentive.

(9)
Compensation for Mr. Cary is only provided for 2017 and 2016 as he was not a Named Executive Officer in 2015.

(10)
In 2016, Mr. Cary received a stock award with a grant date fair value of $367,504 for his performance during 2015 and a stock award with a grant date fair value of $1,386,750 as a retention incentive.

(11)
In 2015, Ms. Pidgeon received a stock award with a grant date fair value of $179,496 for her performance during 2014 and a stock award with a grant date fair value of $48,528 for her performance related to the Wireless Acquisition.

The amounts reported under the "All Other Compensation" column are comprised of the following:

Name	Year	GCI 401(k) Plan(1)($)	Board Fees ($)	Success Sharing(2) ($)	Use of Company Leased Aircraft(3) ($)	Use of Company Retreat Facilities(4) ($)	Miscellaneous ($)		Total ($)

Ronald A. Duncan	2017	18,000	65,000	—	—	44,840	—		127,840
	2016	18,000	65,000	—	—	—	—		83,000
	2015	18,000	65,000	—	—	—	—		83,000

Peter J. Pounds	2017	18,000	—	—	—	7,000	—		25,000
	2016	18,000	—	279	—	—	—		18,279
	2015	18,000	—	2,437	—	—	—		20,437

Martin E. Cary	2017	18,000	—	—	—	—	1,000	(5)	19,000
	2016	18,000	—	279	41,911	—	—		60,190

Gregory F. Chapados	2017	18,000	—	—	—	—	4,000	(5)	22,000
	2016	18,000	—	279	—	—	4,000	(5)	22,279
	2015	18,000	—	2,437	—	—	4,000	(5)	24,437

Tina M. Pidgeon	2017	18,000	—	—	—	—	4,000	(5)	22,000
	2016	18,000	—	279	—	—	3,000	(5)	21,279
	2015	18,000	—	2,437	—	—	3,000	(5)	23,437

(1)
Amounts were contributions by Old GCI Liberty matching each employee's contribution. Matching contributions by Old GCI Liberty under the GCI 401(k) Plan were available to each of its full-time employees with over one year of service. During 2017, 2016 and 2015, the match was based upon the lesser of $18,000 or 10% of the employee's salary and the total of the employee's pre-tax and post-tax contributions to the plan. See "—Compensation Discussion and Analysis—Elements of Compensation—Retirement and Welfare Benefits—GCI 401(k) Plan."

(2)
See "—Compensation Discussion and Analysis—Elements of Compensation—Perquisites."

(3)
The value of use of Old GCI Liberty leased aircraft is shown at the variable cost to Old GCI Liberty.

(4)
The allocated cost of using Old GCI Liberty's remote fishing retreat for personal guests or family members.

(5)
Compensation for attending certain management meetings.

Pay Ratio Disclosure

In August 2015, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee's annual total compensation to the total annual compensation of the principal executive officer (PEO). Old GCI Liberty's PEO as of December 31, 2017 was Ronald A. Duncan.

To determine the median employee, a listing was prepared of all active employees as of December 31, 2017 including the following:

  •
  Full-time employees;

  •
  Part-time employees;

42   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

  •
  Temporary employees;

  •
  Seasonal employees; and

  •
  Any contractors paid W-2 wages.

Old GCI Liberty used gross wages from W-2s to determine the median employee and for the wages used to calculate the ratio. W-2 wages include base salary, bonus payments, the value of realized equity awards, paid commissions, and taxable fringe benefits. Old GCI Liberty did not annualize wages and salaries for employees who were not employed for all of 2017.

For 2017, the total compensation for Old GCI Liberty's PEO was $3,223,376 and its median employee's pay was $68,563. As a result, the pay ratio of its CEO to the median employee for 2017 was 47.01 to 1.

GRANTS OF PLAN-BASED AWARDS

The following table displays specific information on grants of options, awards and non-equity incentive plan awards under our Compensation Program and, in addition, in the case of Mr. Duncan, our Director Compensation Plan, made to Named Executive Officers during 2017.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares		All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock and

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	of Stock or Units (#)		Underlying Options (#)	Option Awards ($/Sh)	Option Awards(1) ($)

Ronald A. Duncan	03/01/17	—	—	—	—	—	—	42,860	(2)	—	—	906,489
	06/01/17	—	—	—	—	—	—	7,500	(3)	—	—	282,300

Peter J. Pounds	03/01/17	—	—	—	—	—	—	22,134	(2)	—	—	468,134

Martin E. Cary	03/01/17	—	—	—	—	—	—	38,411	(2)	—	—	812,393

Gregory F. Chapados	03/01/17	—	—	—	—	—	—	54,127	(2)	—	—	1,144,786

Tina M. Pidgeon	03/01/17	—	—	—	—	—	—	7,317	(2)	—	—	154,755

(1)
Computed in accordance with FASB ASC Topic 718.

(2)
Represents the 50% portion of the 2016 incentive compensation paid in the form of restricted stock grants under the Incentive Compensation Plan that were not granted until 2017. Restricted stock awards are included in the "Stock Awards" column of the Summary Compensation Table above.

(3)
Mr. Duncan's stock award was granted pursuant to the terms of the Director Compensation Plan. See "Director Compensation."

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  43

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table displays specific information on restricted stock that has not vested for each of the Named Executive Officers and outstanding as of December 31, 2017. Vesting of these awards varies for the Named Executive Officers as described in the footnotes to the table.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Ronald A. Duncan	—	—	—	—	55,460	(1)	2,164,049	(1)	—	—
	—	—	—	—	42,860	(1)	1,672,397	(1)	—	—

Peter J. Pounds	—	—	—	—	3,333	(2)	130,054	(2)	—	—
	—	—	—	—	25,266	(1)	985,879	(1)	—	—
	—	—	—	—	22,134	(1)	863,669	(1)	—	—
	—	—	—	—	75,000	(3)	2,926,500	(3)	—	—

Martin E. Cary	—	—	—	—	6,745	(1)	263,190	(1)	—	—
	—	—	—	—	38,411	(1)	1,498,797	(1)	—	—
	—	—	—	—	75,000	(3)	2,926,500	(3)	—	—

Gregory F. Chapados	—	—	—	—	60,000	(4)	2,341,200	(4)	—	—
	—	—	—	—	56,216	(1)	2,193,548	(1)	—	—
	—	—	—	—	54,127	(1)	2,112,036	(1)	—	—

Tina M. Pidgeon	—	—	—	—	90,000	(5)	3,511,800	(5)	—	—
	—	—	—	—	8,738	(1)	340,957	(1)	—	—
	—	—	—	—	7,317	(1)	285,509	(1)	—	—

(1)
Restricted stock vests on November 30, 2018.

(2)
Restricted stock vests on February 6, 2018.

(3)
Restricted stock vests on November 30, 2021.

(4)
Restricted stock vests 30,000 shares on each of January 1, 2018 and 2019.

(5)
Restricted stock vests 45,000 shares on each of January 1, 2018 and 2019.

44   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED

The following table displays specific information on each vesting of restricted stock, on an aggregate basis, for each of the Named Executive Officers during 2017:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Ronald A. Duncan	—	—	79,070		3,155,684
	—	—	7,500	(1)	282,300

Peter J. Pounds	—	—	1,666		31,904
	—	—	18,434		735,701
	—	—	50,000		1,984,000

Martin E. Cary	—	—	6,746		269,233
	—	—	7,795		311,098

Gregory F. Chapados	—	—	30,000		615,300
	—	—	52,051		2,077,355

Tina M. Pidgeon	—	—	135,000		2,768,850
	—	—	1,666		31,904
	—	—	12,328		492,010

(1)
This stock award relates to Mr. Duncan's service as one of Old GCI Liberty's directors.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

As of December 31, 2017, there were no compensatory plans or arrangements providing for payments to any of the Named Executive Officers in conjunction with any termination of employment or other working relationship of such an officer with Old GCI Liberty (including without limitation, resignation, severance, retirement or constructive termination of employment of the officer). Furthermore, as of December 31, 2017, there were no such plans or arrangements providing for payments to any of the Named Executive Officers in conjunction with a change of control of Old GCI Liberty or a change in such an officer's responsibilities to Old GCI Liberty. However, the outstanding restricted stock awards for each of our Named Executive Officers would vest upon his or her disability, planned retirement or death, or could vest upon a change-in-control of the Company. See "Outstanding Equity Awards at Fiscal Year-End" for the value of such restricted stock awards as of December 31, 2017.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  45

DIRECTOR COMPENSATION

The following table sets forth certain information concerning the cash and non-cash compensation earned by Old GCI Liberty's directors (Director Compensation Plan), each for services as a director during the year ended December 31, 2017:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Stephen M. Brett	106,250	282,300	—	—	—	5,000	393,550
Bridget L. Baker	98,750	282,300	—	—	—	10,000	391,050
Jerry A. Edgerton	65,000	282,300	—	—	—	1,221	348,521
Scott M. Fisher	65,000	282,300	—	—	—	16,000	363,300
William P. Glasgow	65,000	282,300	—	—	—	9,127	356,427
Mark W. Kroloff	65,000	282,300	—	—	—	8,254	355,554
Stephen R. Mooney	90,000	282,300	—	—	—	1,127	373,427
James M. Schneider	98,750	282,300	—	—	—	2,000	383,050
Eric L. Zinterhofer	65,000	282,300	—	—	—	2,254	349,554

(1)
Compensation to Mr. Duncan as a director is described elsewhere in this report. See "Executive Compensation" and "Executive Compensation—Compensation Discussion and Analysis."

(2)
Each director received a grant award of 7,500 shares of GNCMA on June 1, 2017 (the grant date). The value of the shares on the date of grant was $37.64 per share, i.e., the closing price of the stock on Nasdaq on that date and as calculated in accordance with FASB ASC Topic 718.

Old GCI Liberty's initial Director Compensation Plan was adopted in 2004 by its board to acknowledge and compensate, from time to time, directors on the board for ongoing dedicated service. During 2017, the Director Compensation Plan provided for $65,000 per year for all directors with the exception of Mr. Mooney, Audit Committee chair, who received an additional $25,000 per year (paid quarterly). During 2017, the board appointed a special committee of independent directors to analyze the GCI Reorganization Agreement and Transactions with Qurate Retail. The board provided compensation of $41,250 to Mr. Brett and $33,750 each to Ms. Baker and Mr. Schneider for their work serving on the special committee.

During 2017, the stock compensation portion of the Director Compensation Plan consisted of a grant of 7,500 shares of GNCMA to a director for a year of service, or a portion of a year of service. Because the shares would vest upon award, they were subject to taxation based upon the then fair market value of the vested shares.

In addition to the Director Compensation Plan, during 2017 the directors' families used Old GCI Liberty's company retreat facilities and aircraft to transport their families to the retreat facilities. The compensation attributed to the directors for that use is included in "All Other Compensation" in the table above. During 2017, Old GCI Liberty's board received no other direct compensation for serving on the board and its committees. However, they were reimbursed for travel and out-of-pocket expenses incurred in connection with attendance at meetings of Old GCI Liberty's board and its committees.

46   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth, as of the end of 2017, information on equity compensation plans approved by Old GCI Liberty's shareholders. The information is focused on outstanding options, warrants and rights; the only such plan is our Stock Option Plan as approved by Old GCI Liberty's shareholders.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the second column)

Equity compensation plans approved by security holders:
Stock Option Plan			1,159,766	(1)
Old GCI Liberty Class A common stock	1,000	6.93
Old GCI Liberty Class B common stock	—	—

Total
Old GCI Liberty Class A common stock	1,000

Old GCI Liberty Class B common stock	—

			1,159,766

(1)
As described above under "Proposal 3—Incentive Plan Proposal," our board will not make any additional awards under the Stock Option Plan if the 2018 incentive plan is approved by our stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed "related party transaction" (as defined in Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.

Stanton Shareholdings, Registration Rights Agreement

As of December 31, 2017, John W. Stanton and Theresa E. Gillespie, husband and wife (collectively, Stantons), continued to be significant shareholders of Old GCI Liberty's Class B common stock, which had previously been quoted on the OTC Markets. As of that date, neither the Stantons nor the Stantons' affiliates were Old GCI Liberty's directors, officers, nominees for election as directors, or members of the immediate family of such directors, officers, or nominees. We are a party to a registration rights agreement (the Stanton Registration Rights Agreement) with the Stantons pursuant to which the Stantons have two demand registrations and incidental registration rights with respect to the Stantons' GLIBA and GLIBP shares (and any securities issued in exchange thereof or in respect thereof) if Rule 144 is not available for the sale of such securities by the Stantons. The basic terms of the Stanton Registration Rights Agreement are as follows. If we propose to register any of our securities under the Securities Act of 1933, as amended (the Securities Act), for our own account or for the account of one or more of our shareholders, we must notify the Stantons of that intent. In addition, we must allow the Stantons an opportunity to include the holder's shares (Stanton Registerable Shares) in that registration.

Under the Stanton Registration Rights Agreement, the Stantons also have the right, under certain circumstances, to require us to register all or any portion of the Stanton Registerable Shares under the

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  47

Securities Act. The agreement is subject to certain limitations and restrictions, including our right to limit the number of Stanton Registerable Shares included in the registration. Generally, we are required to pay all registration expenses in connection with each registration of Stanton Registerable Shares pursuant to this agreement.

The Stanton Registration Rights Agreement specifically states we are not required to effect any registration on behalf of the Stantons regarding Stanton Registerable Shares if the request for registration covers an aggregate number of Stanton Registerable Shares having a market value of less than $1.5 million. The agreement further states we are not required to effect such a registration for the Stantons where we have at that point previously filed two registration statements with the SEC, or where the registration would require us to undergo an interim audit or prepare and file with the SEC sooner than otherwise required financial statements relating to the proposed transaction. Finally, the agreement states we are not required to effect such a registration when in the opinion of our legal counsel a registration is not required in order to permit resale under Rule 144 as adopted by the SEC pursuant to the Exchange Act.

The Stanton Registration Rights Agreement provides that the first demand for registration by the Stantons must be for no less than 15% of the total number of Stanton Registerable Shares. However, the Stantons may take the opportunity to require us to include the Stanton Registerable Shares as incidental to a registered offering proposed by us.

Duncan Leases

Old GCI Liberty entered into a long-term capital lease agreement in 1991 with the wife of Old GCI Liberty's Chief Executive Officer for property occupied by it. The leased asset was capitalized in 1991 at the owner's cost of $900,000 and the related obligation was recorded. The lease agreement was amended in April 2008 and Old GCI Liberty's existing capital lease asset and liability increased by $1.3 million to record the extension of this capital lease. The amended lease terminates on September 30, 2026. The property consists of a building presently occupied by us. As of December 31, 2017, the payments on the lease were $27,132 per month. They continue at that rate through September 2018 at which time they will increase to $28,732 per month.

In January 2001 Old GCI Liberty entered into an aircraft operating lease agreement with a company owned by Old GCI Liberty's Chief Executive Officer. The lease was amended several times, most recently in May 2011. The lease term of the aircraft may be terminated at any time by us upon 12 months' written notice. The monthly lease rate of the aircraft is $132,000. In 2001, Old GCI Liberty paid a deposit of $1.5 million in connection with the lease. The deposit will be repaid to us no later than six months after the agreement terminates.

Searchlight Note and Derivative Financial Instrument

Searchlight Capital L.P. (Searchlight) became a related party as of February 2, 2015 when, as part of the Wireless Acquisition, Old GCI Liberty sold an unsecured promissory note to Searchlight in the principal amount of $75.0 million that was scheduled to mature on February 2, 2023 and bore interest at a rate of 7.5% per year (the Searchlight Note). The Searchlight Note had provided that we could not prepay the Searchlight Note prior to February 2, 2019. On July 13, 2015, Old GCI Liberty amended the Searchlight transaction documents to permit Searchlight to pledge the Searchlight Note and related stock appreciation rights, subject to a right to redeem the Searchlight Note for 50% of its then current outstanding balance in the event a lender attempts to enforce its rights with respect to such pledged collateral.

In conjunction with the Searchlight Note, Old GCI Liberty had entered into a stock appreciation rights agreement pursuant to which it issued to Searchlight three million stock appreciation rights which entitled Searchlight to receive, upon exercise, an amount payable at Old GCI Liberty's election in either cash or shares of GNCMA equal in value to the excess of the fair market value of a share of GNCMA on the date of exercise over the price of $13.00.

On March 9, 2018, in connection with the closing of the Transactions, we prepaid the principal amount of the Searchlight Note, together with accrued and unpaid interest, and terminated the Searchlight Note with the consent of Searchlight. On March 9, 2018, we also made a payment to Searchlight of approximately $80 million in connection with the cancellation of the stock appreciation rights issued to Searchlight and terminated the securityholders agreement with Searchlight.

48   |  GCI LIBERTY, INC. 2018 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Eric L. Zinterhofer is a founding partner and affiliate of Searchlight and was a director of Old GCI Liberty in 2017 and 2018 until his resignation on March 9, 2018 in connection with the completion of the Transactions.

Relationships Between GCI Liberty and Qurate Retail and/or Liberty Media Following the Transactions

Upon completion of the Transactions, Qurate Retail and GCI Liberty operated independently, and neither had any ownership interest in the other. In order to govern certain of the ongoing relationships between Qurate Retail and/or Liberty Media (or their respective subsidiaries), on the one hand, and GCI Liberty, on the other hand, after the Transactions and to provide mechanisms for an orderly transition, Qurate Retail and/or Liberty Media (or their respective subsidiaries), on the one hand, and GCI Liberty, on the other hand, entered into certain agreements, the terms of which are summarized below.

In addition to the agreements described below, Qurate Retail and/or Liberty Media may enter into, from time to time, agreements and arrangements with GCI Liberty and certain of its related entities, in connection with, and in the ordinary course of, its business.

Tax Sharing Agreement

On March 9, 2018, we and Qurate Retail entered into a tax sharing agreement, which generally allocates taxes, tax benefits, tax items, and tax-related losses between us and Qurate Retail in a manner consistent with the tax sharing policies of Qurate Retail in effect prior to the split-off, with taxes, tax benefits, tax items, and tax-related losses attributable to the assets, liabilities and activities of Qurate Retail's former QVC Group (and former Interactive Group) being allocated to Qurate Retail and taxes, tax benefits, tax items, and tax-related losses attributable to the assets, liabilities and activities of Qurate Retail's former Ventures Group being allocated to us.

In addition, the tax sharing agreement includes special allocation provisions, some of which are not addressed by the former Qurate Retail tax sharing policies, related to the manner in which certain taxes, tax-related losses, and other tax items will be allocated between us and Qurate Retail. Among other matters, these special rules include the manner in which any taxes or tax-related losses arising from the split-off and certain related restructuring transactions, as well as from prior transactions that have been effected by Qurate Retail and its subsidiaries (including the split-off of Liberty Expedia Holdings, Inc. on November 4, 2016 (the LEXE Split-Off), the spin-off of CommerceHub, Inc. on July 22, 2016 (the CHUB Spin-Off), and the spin-off of Liberty TripAdvisor Holdings, Inc. on August 27, 2014 (the LTRIP Spin-Off)), will be allocated between the parties and provides restrictive covenants intended to preserve the tax-free treatment of these transactions. Under the tax sharing agreement, Qurate Retail will be allocated any taxes and tax-related losses that result from the split-off and certain related restructuring transactions, except that we will be allocated any such taxes or tax-related losses that (i) result primarily from, individually or in the aggregate, our breach of any of our restrictive covenants in the tax sharing agreement or (ii) result from Section 355(e) of the Code applying to the split-off as a result of the split-off being part of a plan (or series of related transactions) pursuant to which one or more persons acquire a 50% or greater interest (by vote or value) in our stock. Further, we will be allocated any taxes and tax-related losses that result from the LEXE Split-Off, the CHUB Spin-off, and the LTRIP Spin-Off, except that Qurate Retail will be allocated any such taxes or tax-related losses that result primarily from, individually or in the aggregate, its breach of any of its restrictive covenants in the tax sharing agreement.

The parties must indemnify each other for taxes and losses allocated to them under the tax sharing agreement and for taxes and losses arising from a breach by them of their respective covenants and obligations under the tax sharing agreement. The tax sharing agreement also provides for the agreements between the parties related to the filing of tax returns, control of tax audits, cooperation on tax matters, retention of tax records, and other tax matters.

This summary is qualified by reference to the full text of the Tax Sharing Agreement, which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on March 14, 2018.

Indemnification Agreement

In connection with the Transactions, Qurate Retail, Liberty LLC, Old GCI Liberty and the other party thereto, entered into the Indemnification Agreement, pursuant to which, and subject to certain exceptions, GCI Liberty will indemnify and hold harmless Qurate Retail and Liberty LLC, their subsidiaries, and certain related persons

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  49

specified therein (the LIC Indemnified Parties) from and against any losses incurred by such parties to the extent arising out of or resulting from (i) the assets of Old GCI Liberty and its subsidiaries immediately prior to the closing of the contribution of assets and liabilities attributed to Ventures Group to GCI Liberty on March 9, 2018, in exchange for a controlling equity interest in GCI Liberty (the contribution), (ii) the assets contributed to Old GCI Liberty pursuant to the contribution (together with (i), the Company Assets), (iii) the conduct of the businesses of the Company Assets, (iv) (a) the liabilities of Old GCI Liberty and its subsidiaries immediately prior to the closing of the contribution and (b) the liabilities assumed by Old GCI Liberty pursuant to the contribution, and (v) any breach of, or failure to perform or comply with, any covenant, undertaking or obligation of Old GCI Liberty or any of its subsidiaries under the Indemnification Agreement. The Indemnification Agreement also provides that, except under specified circumstances, Qurate Retail and Liberty LLC will (jointly and severally) indemnify and hold harmless GCI Liberty, its subsidiaries and certain related persons specified therein from and against any losses incurred by such parties arising out of or resulting from (i) the conduct of the businesses of the assets held by Qurate Retail and its subsidiaries immediately prior to the closing of the contribution, other than the contributed Ventures Group assets (the LIC Retained Assets), (ii) the LIC Retained Assets, (iii) the liabilities held by Qurate Retail and its subsidiaries immediately prior to the closing of the contribution, other than the assumed liabilities, and (iv) any breach of, or failure to perform or comply with, any covenant, undertaking or obligation of Qurate Retail or any of its subsidiaries under the Indemnification Agreement.

Pursuant to the Indemnification Agreement, GCI Liberty has agreed to indemnify Liberty LLC for certain payments made to a holder of Liberty LLC 1.75% exchangeable debentures due 2046 (the Liberty Charter Exchangeable Debentures) that exercises its exchange right under the terms of the debentures on or before October 5, 2023 (the Exchange Indemnity). The Exchange Indemnity, which is supported by a negative pledge in favor of Qurate Retail on the referenced shares that underlie the Liberty Charter Exchangeable Debentures, will not apply to any Liberty Charter Exchangeable Debentures purchased by Liberty LLC, as described below. Also, within six months of the split-off, Qurate Retail, Liberty LLC and GCI Liberty will cooperate, and reasonably assist each other, with respect to the commencement and consummation of one or more privately negotiated transactions, a tender offer or other purchase transactions (each, a Purchase Offer) whereby Liberty LLC will offer to purchase the Liberty Charter Exchangeable Debentures on terms and conditions (including maximum offer price) reasonably acceptable to GCI Liberty. GCI Liberty will indemnify Liberty LLC for each Liberty Charter Exchangeable Debenture repurchased by Liberty LLC in a Purchase Offer for an amount by which the purchase price for such debenture exceeds the amount of cash reattributed with respect to such purchased Liberty Charter Exchangeable Debenture net of certain tax benefits, if any, attributable to such Liberty Charter Exchangeable Debenture (the Repurchase Indemnity). GCI Liberty's Exchange Indemnity obligation and the number of shares subject to the negative pledge will be ratably reduced as to any Liberty Charter Exchangeable Debentures purchased in a Purchase Offer in connection with the Repurchase Indemnity.

Furthermore, GCI Liberty will indemnify and reimburse the LIC Indemnified Parties and hold each of them harmless against any and all other losses to which such LIC Indemnified Party may become subject arising out of, resulting from or in connection with any claim, litigation, investigation or proceeding relating to a Purchase Offer or any other agreement, document, instrument or transaction related thereto.

This summary is qualified by reference to the full text of the Indemnification Agreement, which is filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on March 14, 2018.

Services Agreement

In connection with the Transactions, Old GCI Liberty entered into a Services Agreement with Liberty Media, pursuant to which Liberty Media provides GCI Liberty with specified services, including:

  •
  insurance administration and risk management services;

  •
  other services typically performed by Liberty Media's legal, investor relations, tax, accounting and internal audit departments; and

  •
  such other services as Liberty Media may obtain from its officers, employees and consultants in the management of its own operations that GCI Liberty may from time to time request or require.

In addition, Liberty Media provides to GCI Liberty certain technical and information technology services, including management information systems, computer, data storage, network and telecommunications services.

50   |  GCI LIBERTY, INC. 2018 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GCI Liberty pays Liberty Media an agreed-upon annual services fee under the Services Agreement, which is currently $7 million. GCI Liberty also reimburses Liberty Media for direct out-of-pocket costs incurred by Liberty Media for third party services provided to GCI Liberty. Liberty Media and GCI Liberty will evaluate all charges for reasonableness semi-annually and make adjustments to these charges as the parties mutually agree upon.

The Services Agreement will continue in effect until the close of business on the third anniversary of the split-off, unless earlier terminated (1) by GCI Liberty at any time on at least 30 days' prior written notice, (2) by Liberty Media upon written notice to GCI Liberty following a change in control or certain bankruptcy or insolvency-related events affecting GCI Liberty or (3) by GCI Liberty, upon written notice to Liberty Media, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events.

This summary is qualified by reference to the full text of the Services Agreement, which is filed as a form of which is filed as exhibit 10.3 to our Current Report on Form 8-K filed with the SEC on March 14, 2018.

Facilities Sharing Agreement

In connection with the split-off, Old GCI Liberty entered into a facilities sharing agreement with Liberty Media and Liberty Property Holdings, Inc. (LPH), a wholly-owned subsidiary of Liberty Media, pursuant to which, following the split-off, GCI Liberty shares office facilities with Qurate Retail and Liberty Media located at 12300 Liberty Boulevard, Englewood, Colorado. GCI Liberty pays a sharing fee for use of the office based on a comparable fair market rental rate and an estimate of the usage of the office facilities by or on behalf of GCI Liberty. The sharing fees payable to Liberty Media for the year ending December 31, 2018 are expected to be approximately $2 million. The Facilities Sharing Agreement will continue in effect until the close of business on the third anniversary of the split-off, unless earlier terminated (1) by GCI Liberty at any time on at least 30 days' prior written notice, (2) by LPH upon written notice to GCI Liberty following a default by GCI Liberty of any of its material obligations under the Facilities Sharing Agreement, which default remains unremedied for 30 days after written notice of such default is provided, (3) by GCI Liberty upon written notice to LPH, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events or (4) by LPH upon written notice to GCI Liberty, following certain changes in control of GCI Liberty or GCI Liberty being the subject of certain bankruptcy or insolvency-related events.

This summary is qualified by reference to the full text of the Facilities Sharing Agreement, which is filed as exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on March 14, 2018.

Aircraft Time Sharing Agreements

Prior to the completion of the split-off, Old GCI Liberty (Lessee) entered into three aircraft time sharing agreements with Liberty Media or one or more of its wholly-owned subsidiaries (individually, the Aircraft Time Sharing Agreement, or collectively, the Aircraft Time Sharing Agreements) for each of three aircraft owned by Liberty Media or in which a wholly owned subsidiary of Liberty Media owns a fractional interest. Each Aircraft Time Sharing Agreement provides that Liberty Media or its subsidiaries will lease the aircraft to Lessee and provide or arrange for a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis. Lessee will pay Liberty Media or its subsidiaries an amount equal to the actual expenses of each flight conducted under each Aircraft Time Sharing Agreement to the maximum extent permitted under Federal Aviation Administration rules (which GCI Liberty estimates will be a de minimis amount for the first year under the Aircraft Time Sharing Agreements). Such expenses may include fuel, oil, lubricants and other additives (plus an additional charge of 100% thereof), travel expenses of the crew, hanger and tie down costs, insurance obtained for a specific flight, landing fees, airport taxes and similar assessments, customs and similar fees, in-flight food and beverage costs, ground transportation, flight planning and weather contact services. The Aircraft Time Sharing Agreements will continue in effect until the close of business on the first anniversary of the split-off, and then will be automatically renewed on a month-to-month basis, unless terminated earlier by either party upon at least 30 days' prior written notice.

This summary is qualified by reference to the full text of the Aircraft Time Sharing Agreements, which are filed as exhibits 10.5 and 10.6 to our Current Report on Form 8-K filed with the SEC on March 14, 2018.

GCI LIBERTY, INC. 2018 PROXY STATEMENT   |  51

STOCKHOLDER PROPOSALS

This proxy statement relates to our annual meeting of stockholders for the calendar year 2018 which will take place on June 25, 2018. Based solely on the date of our 2018 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on January 24, 2019 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2019 (the 2019 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than March 27, 2019 and not later than April 26, 2019 to be considered for presentation at the 2019 annual meeting. We currently anticipate that the 2019 annual meeting will be held during the second quarter of 2019. If the 2019 annual meeting takes place more than 30 days before or 30 days after June 25, 2019 (the anniversary of the 2018 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2019 annual meeting is communicated to stockholders or public disclosure of the date of the 2019 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2019 annual meeting.

All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.

ADDITIONAL INFORMATION

We file periodic reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. You may also inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.gciliberty.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of the 2017 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (833) 618-8602, and we will provide you with the 2017 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).

52   |   GCI LIBERTY, INC. 2018 PROXY STATEMENT

Annex A

GCI LIBERTY, INC.
2018 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE OF PLAN; EFFECTIVE DATE

              1.1          Purpose.     The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible officers and employees of the Company and its Subsidiaries, (ii) directors and independent contractors, and (iii) employees of Liberty Media Corporation or Liberty Interactive Corporation, in each case, providing services to the Company and its Subsidiaries, may be awarded additional remuneration for services rendered and may be encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ or service of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing directors, independent contractors, or employees of Liberty Media Corporation or Liberty Interactive Corporation to agree to provide services to the Company and its Subsidiaries.

              1.2          Effective Date.     The Plan shall be effective as of March 9, 2018 (the "Effective Date").

ARTICLE II

DEFINITIONS

              2.1          Certain Defined Terms.     Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

                  "Account" has the meaning ascribed thereto in Section 8.2.

                  "Affiliate" of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

                  "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, restricted stock units agreement, cash award agreement or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.

                  "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

                  "Award" means a grant of Options, SARs, Restricted Shares, Restricted Stock Units, Performance Awards, Cash Awards and/or cash amounts under the Plan.

                  "Board" means the Board of Directors of the Company.

                  "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

                  "Cash Award" means an Award made pursuant to Section 9.1 of the Plan to a Holder that is paid solely on account of the attainment of one or more Performance Objectives that have been pre-established by the Committee.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

                  "Committee" means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.

                  "Common Stock" means each or any (as the context may require) series of the Company's common stock.

                  "Company" means GCI Liberty, Inc., a Delaware corporation.

                  "Control Purchase" means any transaction (or series of related transactions) in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date, and (b) the respective family members, estates and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term "family member" means the spouse, siblings and lineal descendants of such Person.

                  "Director Award Limitation" has the meaning ascribed thereto in Section 4.1.

                  "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  "Dividend Equivalents" means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock. Notwithstanding any provision of the Plan to the contrary, Dividend Equivalents with respect to a Performance Award may only be paid to the extent the Performance Award is actually paid to the Holder.

                  "Domestic Relations Order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  "Equity Security" shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

                  "Fair Market Value" of a share of any series of Common Stock on any day means (i) for Option and SAR exercise transactions effected on any third-party incentive award administration system provided by the Company, the current high bid price of a share of any series of Common Stock as reported on the consolidated transaction reporting system on the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., (ii) for the purpose of determining the tax withholding due upon the vesting or settlement of Restricted Shares or Restricted Stock Units and the related purpose of valuing shares withheld from such Awards to satisfy tax withholding obligations, the closing price for a share of such series of Common Stock on the trading day next preceding the day that such Award vests as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., or (iii) for all other purposes under the Plan, the closing price of a share of such series of Common Stock on such day (or if such day is not a trading day, on the next preceding trading day) all as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, or if there is insufficient trading volume in the applicable series of Common Stock on such trading day, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

                  "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

                  "Holder" means a Person who has received an Award under the Plan.

                  "Nonemployee Director" means an individual who is a member of the Board and who is neither an officer nor an employee of the Company or any Subsidiary.

                  "Option" means a stock option granted under Article VI.

                  "Performance Award" means an Award made pursuant to Article IX of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.

                  "Performance Objective" means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

                  "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

                  "Plan" means this GCI Liberty, Inc. 2018 Omnibus Incentive Plan.

                  "Restricted Shares" means shares of any series of Common Stock awarded pursuant to Section 8.1.

                  "Restricted Stock Unit" means a unit evidencing the right to receive in specified circumstances one share of the specified series of Common Stock or, in the discretion of the Company, the equivalent value in cash, which right may be subject to a Restriction Period or forfeiture provisions.

                  "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

                  "Retained Distribution" has the meaning ascribed thereto in Section 8.3.

                  "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.

                  "Section 409A" has the meaning ascribed thereto in Section 10.17.

                  "Subsidiary" of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

                  "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

                  "Vesting Date," with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares or Restricted Stock Units pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares or Restricted Stock Units, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part. The Vesting Date for a particular Award will be established by the Committee and, for the avoidance of doubt, may be contemporaneous with the date of grant.

ARTICLE III

ADMINISTRATION

              3.1          Committee.     The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

              3.2          Powers.     The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Restricted Stock Units under Article VIII of the Plan, Cash Awards under Article IX of the Plan and/or Performance Awards under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, officers, independent contractors and

Nonemployee Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.

              3.3          Interpretation.     The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by such member or the Committee in good faith with respect to the Plan.

              3.4          Awards to Nonemployee Directors.     The Board shall have the same powers as the Committee with respect to awards to Nonemployee Directors and may exercise such powers in lieu of action by the Committee.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

              4.1          Number of Shares.     Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 8,000,000 shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be cancelled or annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan the terms of which provide for settlement in cash, and (iii) any Award of Restricted Shares or Restricted Stock Units granted under the Plan that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (a) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares of Common Stock used to pay the purchase price or withholding taxes related to an outstanding Award, or (c) shares of Common Stock repurchased on the open market with the proceeds of an Option purchase price. Except for Awards described in Section 10.1, no Person may be granted in any calendar year Awards covering more than 1.5 million shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2). No Person shall receive payment for Cash Awards during any calendar year aggregating in excess of $10 million. No Nonemployee Director may be granted during any calendar year Awards having a value determined on the date of grant in excess of $3 million (the "Director Award Limitation"). Awards granted to Nonemployee Directors shall only be subject to the Director Award Limitation.

              4.2          Adjustments.

                  (a)        If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and

    (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

                  (b)        Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value (as determined in sub-section (ii) of the definition of such term) of Common Stock on such date over the purchase price of the Options or the base price of the SARs, as applicable. For the avoidance of doubt, if the purchase price of the Options or base price of the SARs, as applicable, is greater than such Fair Market Value, the Options or SARs may be canceled for no consideration pursuant to this section.

                  (c)        No adjustment or substitution pursuant to this Section 4.2 shall be made in a manner that results in noncompliance with the requirements of Section 409A, to the extent applicable.

ARTICLE V

ELIGIBILITY

              5.1          General.     The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such Persons who are employees (including officers) of, or Nonemployee Directors, independent contractors or employees of Liberty Media Corporation or Liberty Interactive Corporation providing services to, the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees, Nonemployee Directors or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

ARTICLE VI

STOCK OPTIONS

              6.1          Grant of Options.     Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.

              6.2          Option Price.     The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.

              6.3          Term of Options.     Subject to the provisions of the Plan with respect to death, retirement and termination of employment or service, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement; provided that such term may not exceed ten years. However, if the term of an Option expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such Option shall expire on the 30th day after the expiration of such prohibition.

              6.4          Exercise of Options.     An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

              6.5          Manner of Exercise.

                  (a)          Form of Payment.     An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

                  (b)          Value of Shares.     Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

                  (c)          Issuance of Shares.     The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

ARTICLE VII

SARS

              7.1          Grant of SARs.     Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible Person (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.

              7.2          Tandem SARs.     A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

              7.3          Free Standing SARs.     Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR. The term of a Free Standing SAR may not exceed ten years. However, if the term of a Free Standing SAR expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such Free Standing SAR shall expire on the 30th day after the expiration of such prohibition.

              7.4          Consideration.     The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

              7.5          Limitations.     The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

              7.6          Exercise.     For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

ARTICLE VIII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

              8.1          Grant of Restricted Shares.     Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.

              8.2          Issuance of Restricted Shares.     An Award of Restricted Shares shall be registered in a book entry account (the "Account") in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, the Account, any statement of ownership representing the Restricted Shares that may be issued during the Restriction Period and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement.

              8.3          Restrictions with Respect to Restricted Shares.     During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder will not be entitled to delivery of the Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) other than such dividends and distributions as the Committee may designate, the Company or its designee will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or such Holder's interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

              8.4          Grant of Restricted Stock Units.     Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Stock Units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 8.5, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable. The determinations made by the Committee pursuant to this Section 8.4 shall be specified in the applicable Agreement.

              8.5          Restrictions with Respect to Restricted Stock Units.     Any Award of Restricted Stock Units, including any shares of Common Stock which are part of an Award of Restricted Stock Units, may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award. A breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Award of Restricted Stock Units will cause a forfeiture of such Restricted Stock Units and any Dividend Equivalents with respect thereto.

              8.6          Issuance of Restricted Stock Units.     Restricted Stock Units shall be issued at the beginning of the Restriction Period, shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.

              8.7          Cash Payments.     In connection with any Award of Restricted Shares or Restricted Stock Units, an Agreement may provide for the payment of a cash amount to the Holder of such Awards at any time after such Awards shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

              8.8          Completion of Restriction Period.     On the Vesting Date with respect to each Award of Restricted Shares or Restricted Stock Units and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or the applicable portion of such Restricted Shares or Restricted Stock Units shall become vested, (ii) any Retained Distributions with respect to such Restricted Shares and any unpaid Dividend Equivalents with respect to such Restricted Stock Units shall become vested to the extent that the Awards related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares or Restricted Stock Units shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Restricted Stock Units, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Restricted Stock Units, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Restricted Stock Units, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide, and shall be made in compliance with Section 409A.

ARTICLE IX

CASH AWARDS AND PERFORMANCE AWARDS

              9.1          Cash Awards.     In addition to granting Options, SARs, Restricted Shares and Restricted Stock Units, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.

              9.2          Designation as a Performance Award.     The Committee shall have the right to designate any Award of Options, SARs, Restricted Shares or Restricted Stock Units as a Performance Award. All Cash Awards shall be designated as Performance Awards.

              9.3          Performance Objectives.     The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more of the following business criteria that apply to the Holder, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation and amortization (EBITDA); operating income before depreciation and amortization (OIBDA); economic value added (or an equivalent metric); market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity); operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); margins; stockholder value; total stockholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

              9.4          Section 162(m) of the Code.     Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (i) no later than 90 days after the beginning of such period and (ii) prior to the completion of 25% of such period.

              9.5          Waiver of Performance Objectives.     The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant Agreement provides for such discretion.

ARTICLE X

GENERAL PROVISIONS

              10.1          Acceleration of Awards.

                    (a)          Death or Disability.     If a Holder's employment or service shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.

                    (b)          Approved Transactions; Board Change; Control Purchase.     In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. The effect, if any, on a Cash Award of an Approved Transaction, Board Change or Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

              10.2          Termination of Employment or Service.

                    (a)          General.     If a Holder's employment or service shall terminate prior to an Option or SAR becoming exercisable or being exercised (or deemed exercised, as provided in Section 7.2) in full, or during the Restriction Period with respect to any Restricted Shares or any Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained Distributions and related cash amounts and any unvested Restricted Stock Units, unpaid Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment or service terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder's employment or service for cause will be treated in accordance with the provisions of Section 10.2(b). The effect on a Cash Award of the termination of a Holder's employment or service for any reason, other than for cause, shall be prescribed in the applicable Agreement. For the avoidance of doubt, in the discretion of the Committee, an Award may provide that a Holder's service shall be deemed to have continued for purposes of the Award while a Holder provides services to the Company, any Subsidiary, or any former affiliate of the Company or any Subsidiary.

                    (b)          Termination for Cause.     If a Holder's employment or service with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary for "cause" during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units or prior to any Option or SAR becoming exercisable or being exercised in full or prior to the payment in full of any Cash Award (for these purposes, "cause" shall have the meaning ascribed thereto in any employment or consulting agreement to which such Holder is a party or, in the absence thereof, shall include insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform such Holder's duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for "cause" shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unpaid Cash Awards held by such Holder shall immediately terminate, and (ii) such Holder's rights to all Restricted Shares, Restricted Stock Units, Retained Distributions, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately

                    (c)          Miscellaneous.     The Committee may determine whether any given leave of absence constitutes a termination of employment or service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment or service so long as the Holder continues to be an employee, director or independent contractor of the Company.

              10.3          Right of Company to Terminate Employment or Service.     Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment or service of the Holder at any time, with or without cause, subject, however, to the provisions of any employment or consulting agreement between the Holder and the Company or any Subsidiary of the Company, or in the case of a director, to the charter and bylaws, as the same may be in effect from time to time.

              10.4          Nonalienation of Benefits.     Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, garnishment, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, garnish, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.

              10.5          Written Agreement.     Each Award under the Plan shall be evidenced by a written agreement, in such form as the Committee shall approve from time to time in its discretion, specifying the terms and provisions of such Award which may not be inconsistent with the provisions of the Plan; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Restricted Stock Units or Performance Award (including a Cash Award) shall be notified promptly of such grant, and a written Agreement shall be promptly delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.7(b).

              10.6          Nontransferability.     Unless otherwise determined by the Committee and expressly provided for in an Agreement, Awards are not transferable (either voluntarily or involuntarily), before or after a Holder's death, except as follows: (a) during the Holder's lifetime, pursuant to a Domestic Relations Order, issued by a court of competent jurisdiction, that is not contrary to the terms and conditions of the Plan or any applicable Agreement, and in a form acceptable to the Committee; or (b) after the Holder's death, by will or pursuant to the applicable laws of descent and distribution, as may be the case. Any person to whom Awards are transferred in accordance with the provisions of the preceding sentence shall take such Awards subject to all of the terms and conditions of the Plan and any applicable Agreement.

              10.7          Termination and Amendment.

                    (a)          General.     Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the fifth anniversary of the Effective Date. The Plan may be terminated at any time prior to such date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

                    (b)          Modification.     No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.7(a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

              10.8          Government and Other Regulations.     The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issuable, from time to time, to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act. Notwithstanding any other provision in the Plan to the contrary, if, at the time of vesting or exercise of an Award that would otherwise require the Company to issue shares of Common Stock, the Company is prohibited by applicable law from settling such Award in Common Stock, then the Committee may, in its sole discretion, settle such Awards in cash, by payment to the Holder of an amount in cash equal to the then Fair Market Value of the shares otherwise deliverable upon such vesting or exercise, less the amount of any applicable exercise or purchase price.

              10.9          Withholding.     The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. For the avoidance of doubt, the Committee may, in its discretion, allow for the tax withholding in respect of any Award up to the maximum withholding rate applicable to the Holder. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

              10.10          Nonexclusivity of the Plan.     The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

              10.11          Exclusion from Other Plans.     By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan of the Company or any Subsidiary of the Company.

              10.12          Unfunded Plan.     Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VIII with respect to Awards of

Restricted Shares and except as expressly set forth in an Agreement, no Holder shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any Holder pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Holder, former service provider or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

              10.13          Governing Law.     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

              10.14          Accounts.     The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.9.

              10.15          Legends.     Any statement of ownership evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

              10.16          Company's Rights.     The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

              10.17          Section 409A.     The Plan and the Awards made hereunder are intended to be (i) "stock rights" exempt from Section 409A of the Code ("Section 409A") pursuant to Treasury Regulations § 1.409A-1(b)(5), (ii) "short-term deferrals" exempt from Section 409A or (iii) payments which are deferred compensation and paid in compliance with Section 409A, and the Plan and each Agreement shall be interpreted and administered accordingly. Any adjustments of Awards intended to be "stock rights" exempt from Section 409A pursuant to Treasury Regulations § 1.409A-1(b)(5) shall be conducted in a manner so as not to constitute a grant of a new stock right or a change in the time and form of payment pursuant to Treasury Regulations §1.409A-1(b)(5)(v). In the event an Award is not exempt from Section 409A, (x) payment pursuant to the relevant Agreement shall be made only on a permissible payment event or at a specified time in compliance with Section 409A, (y) no accelerated payment shall be made pursuant to Section 10.1(b) unless the Board Change, Approved Transaction or Control Purchase constitutes a "change in control event" under Treasury Regulations §1.409A-3(i)(5) or otherwise constitutes a permissible payment event under Section 409A and (z) no amendment or modification of such Award may be made except in compliance with the anti-deferral and anti-acceleration provisions of Section 409A. No deferrals of compensation otherwise payable under the Plan or any Award shall be allowed, whether at the discretion of the Company or the Holder, except in a manner consistent with the requirements of Section 409A. If a Holder is identified by the Company as a "specified employee" within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which such Holder has a "separation from service" (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Holder's separation from service, (2) the date of the Holder's death, or (3) such earlier date as complies with the requirements of Section 409A.

              10.18          Administrative Blackouts.     In addition to its other powers hereunder, the Committee has the authority to suspend (i) the exercise of Options or SARs and (ii) any other transactions under the Plan as it deems necessary or appropriate for administrative reasons.

              10.19          Clawback Policy.     Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company in accordance with SEC regulations or other applicable law, as amended or superseded from time to time.

              10.20          Stock Ownership Guidelines.     Any Award shall be subject to any applicable stock ownership guidelines adopted by the Company, as amended or superseded from time to time.

.MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 IMPORTANT ANNUAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 X Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 25, 2018. Vote by Internet • Go to www.envisionreports.com/GCIL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone • Follow the instructions provided by the recorded message Annual Meeting Proxy Card 1234 5678 9012 345 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3. 01 - John C. Malone 02 - Gregory B. Maffei 03 - Ronald A. Duncan+ 1. Election of Directors:For WithholdFor WithholdFor Withhold 04 - Gregg L. Engles 05 - Donne F. Fisher 06 - Richard R. Green 07 - Sue Ann Hamilton 2. A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018. ForAgainst Abstain 3. A proposal to adopt the GCI Liberty, Inc. 2018 Omnibus Incentive Plan. B Non-Voting Items Change of Address — Please print your new address below.Comments — Please print your comments below.Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. MMMMMMM Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N T 1 U P X3 7 9 4 0 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE + MMMMMMMMM 02UOPC

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — GCI LIBERTY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS June 25, 2018 The undersigned hereby appoint(s) Richard N. Baer and Mark D. Carleton, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock, Series B common stock and/or Series A Cumulative Redeemable Preferred Stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on June 25, 2018, at the corporate offices of GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE